                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-8314

                            Schwab Annuity Portfolios
                 -----------------------------------------------
               (Exact name of registrant as specified in charter)

             101 Montgomery Street, San Francisco, California 94104
       -------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Evelyn Dilsaver

                            Schwab Annuity Portfolios
             101 Montgomery Street, San Francisco, California 94104
           -----------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (415) 627-7000

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2005

ITEM 1: REPORT(s) TO SHAREHOLDERS.

                [CHARLES SCHWAB LOGO]

LARGE BLEND

                SCHWAB S&P 500
                INDEX PORTFOLIO

                (formerly Schwab S&P 500 Portfolio)

                LARGE-CAP

                ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2005

An investor should consider a fund's investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the fund's prospectus. Please call 1-888-311-4887 for a prospectus. Please read the prospectus carefully before you invest.

PROXY VOTING POLICIES, PROCEDURES AND RESULTS

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab's website at www.schwab.com/schwabfunds, the SEC's website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab's website at www.schwab.com/schwabfunds or the SEC's website at http://www.sec.gov.

The industry/sector classification of the fund's portfolio holdings uses the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's. GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc.

MANAGEMENT'S DISCUSSION for the year ended December 31, 2005

[PHOTO OF JEFFREY MORTIMER]

JEFFREY MORTIMER, CFA, senior vice president and chief investment officer, equities, of the investment adviser is responsible for the overall management of the portfolio. Prior to joining the firm in October 1997, he worked for more than nine years in asset management.

[PHOTO OF LARRY MANO]

LARRY MANO, a vice president and senior portfolio manager of the investment adviser, is responsible for the overall management of the portfolio. Prior to joining the firm in 1998, he worked for 20 years in equity management.

THE INVESTMENT ENVIRONMENT AND THE FUND

Despite having witnessed a turbulent year in the news, the markets remained in a steady growth mode and ended the one-year report period with positive results. Oil prices hit highs never seen before and the Federal Reserve continued to raise short-term interest rates to curb inflationary pressures, raising the rates eight consecutive times in the one-year report period and bringing the benchmark rate up to 4.25%. The moves had a limited impact on overall economic growth, due primarily to the low level of rates from which the increases began.

Regardless of the concerns of high energy prices, which remained a significant headwind for economic performance throughout the period, corporate earnings remained strong throughout the year. Additionally, with the unemployment rate hovering around 5% and GDP growth around 3.5%, job and income growth remained positive and investors remained optimistic. Productivity gains and more restrictive monetary policy kept a lid on core inflation. The productivity gains, coupled with foreign investors buying large amounts of U.S. government securities, helped to contain increases in long-term interest rates. These conditions caused the dollar to rally, which took pressure off the price of imported goods.

The big news for the past two quarters was the impact of Hurricanes Katrina and Rita. The devastation caused by these storms was particularly heavy with respect to the energy infrastructures in the South. Oil prices rose sharply in the aftermath of the hurricanes, with crude oil peaking above $71 per barrel in early September, although softening oil demand and quick action by the federal government to release Strategic Petroleum Reserves led to a subsequent decline off that peak. During the fourth quarter, oil had dropped to as low as $58 a barrel, but then rebounded back to $64 as of the end of the period. While the full economic

ASSET CLASS PERFORMANCE COMPARISON % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

 3.00% THREE-MONTH U.S. TREASURY BILLS (T-BILLS): measures short-term U.S. Treasury obligations

 2.43%  LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX: measures the U.S. bond market

 4.91%  S&P 500(R) INDEX: measures U.S. large-cap stocks

 4.55%  RUSSELL 2000(R) INDEX: measures U.S. small-cap stocks

13.54% MSCI EAFE(R) INDEX: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

[LINE GRAPH]

                                LEHMAN
                THREE-MONTH    BROTHERS
                   U.S.          U.S.
                 TREASURY     AGGREGATE                    RUSSELL        MSCI
                   BILLS         BOND       S&P 500(R)     2000(R)       EAFE(R)
                 (T-BILLS)      INDEX         INDEX         INDEX         INDEX
31-Dec-04          0.00          0.00          0.00          0.00          0.00
07-Jan-05          0.03         -0.20         -2.08         -5.87         -2.71
14-Jan-05          0.07          0.15         -2.20         -5.20         -2.49
31-Dec-04          0.00          0.00          0.00          0.00          0.00
07-Jan-05          0.03         -0.20         -2.08         -5.87         -2.71
14-Jan-05          0.07          0.15         -2.20         -5.20         -2.49
21-Jan-05          0.12          0.57         -3.56         -6.18         -3.32
28-Jan-05          0.15          0.58         -3.26         -5.86         -2.55
04-Feb-05          0.20          0.93         -0.60         -2.09         -0.98
11-Feb-05          0.24          0.92         -0.33         -2.48         -0.32
18-Feb-05          0.28          0.40         -0.61         -3.18          1.11
25-Feb-05          0.32          0.36          0.26         -2.02          1.69
04-Mar-05          0.37          0.33          1.19         -0.87          3.51
11-Mar-05          0.42         -0.54         -0.59         -3.62          3.61
18-Mar-05          0.46         -0.46         -1.44         -4.26          2.28
25-Mar-05          0.51         -0.90         -2.94         -5.37         -0.08
01-Apr-05          0.57         -0.27         -2.78         -5.88          0.02
08-Apr-05          0.63         -0.39         -2.06         -5.98          0.45
15-Apr-05          0.68          0.44         -5.24        -10.58         -1.26
22-Apr-05          0.73          0.67         -4.44         -9.22         -1.04
29-Apr-05          0.79          0.87         -4.00        -10.76         -2.51
06-May-05          0.84          0.68         -2.77         -8.10         -0.78
13-May-05          0.90          1.15         -4.13        -10.31         -3.08
20-May-05          0.96          1.23         -1.16         -6.07         -2.85
27-May-05          1.00          1.62         -0.34         -4.89         -1.89
03-Jun-05          1.05          2.12         -0.54         -4.36         -1.82
10-Jun-05          1.10          1.84         -0.34         -3.41         -1.90
17-Jun-05          1.16          1.82          1.27         -0.62         -0.15
24-Jun-05          1.22          2.55         -0.82         -2.74         -0.98
01-Jul-05          1.26          2.13         -0.54         -0.73         -1.59
08-Jul-05          1.33          1.95          0.94          2.24         -1.98
15-Jul-05          1.38          1.84          2.30          2.50         -0.15
22-Jul-05          1.43          1.72          2.79          4.68          0.74
29-Jul-05          1.50          1.58          2.88          5.00          1.86
05-Aug-05          1.54          1.14          2.26          2.41          2.62
12-Aug-05          1.61          1.82          2.65          2.01          6.10
19-Aug-05          1.68          1.98          1.82          0.86          4.12
26-Aug-05          1.74          2.13          0.61          0.27          4.21
02-Sep-05          1.81          2.92          1.75          2.57          7.12
09-Sep-05          1.88          2.56          3.73          4.86          8.21
16-Sep-05          1.94          2.08          3.48          3.96          7.65
23-Sep-05          2.02          2.16          1.61          1.41          6.64
30-Sep-05          2.09          1.82          2.77          3.38          9.08
07-Oct-05          2.14          1.77          0.06         -0.23          6.85
14-Oct-05          2.19          1.23         -0.70         -1.95          6.04
21-Oct-05          2.27          1.74         -1.27         -2.01          3.59
28-Oct-05          2.33          0.97          0.33         -1.58          4.63
04-Nov-05          2.39          0.51          2.20          1.98          6.80
11-Nov-05          2.45          1.02          3.50          3.33          7.32
18-Nov-05          2.54          1.32          4.69          4.20          7.95
25-Nov-05          2.62          1.78          6.38          5.98          8.76
02-Dec-05          2.69          1.36          6.19          7.10         10.30
09-Dec-05          2.78          1.47          5.74          6.84         11.37
16-Dec-05          2.86          2.03          6.44          6.00         13.53
23-Dec-05          2.95          2.41          6.60          6.53         14.08
30-Dec-05          3.00          2.43          4.91          4.55         13.54

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Charles Schwab & Co., Inc.

Source of Sector Classification: S&P and MSCI.


                                                Schwab S&P 500 Index Portfolio 1

MANAGEMENT'S DISCUSSION continued

[PHOTO OF TOM BROWN]

TOM BROWN, an associate portfolio manager of the investment adviser, is a day-to-day manager of the portfolio. He joined Schwab in 1995, became a trader in 1999, and was named to his current position in 2004.

effect of the hurricanes remains unknown, the damage appears to be limited to the regions in the hurricanes' path and to the energy infrastructures in those areas.

Another significant event that happened during the report period was the appointment of Ben Bernanke to succeed Alan Greenspan as Chairman of the Federal Reserve Board. Although he had not yet been confirmed into office as of the end of the report period, Bernanke's experience on the Federal Open Market Committee and his expertise in monetary economics has eased the concerns of the markets and caused investors to expect a smooth transition.

Despite tragic hurricanes, rising interest rates, and soaring energy prices, the funds and their respective benchmarks have held up extremely well. The S&P 500(R) Index posted gains of 4.91% for the one-year period ending on December 31, 2005 while the Russell 2000(R) Index also displayed a positive return of 4.55%. As improving fundamentals and attractive valuations have strengthened investor interest in emerging markets, the MSCI EAFE(R) (Morgan Stanley Capital International, Inc. Europe, Australasia and Far East) Index also had an impressive return of 13.54% for the one-year report period.

Although bonds did not fare nearly as well as equities this period, performance was still positive, up by 2.43%, as measured by the Lehman Brothers U.S. Aggregate Bond Index. This differential is not unusual, given that we appeared to be in the midst of an economic recovery during the period. When the economy is strong and job growth is robust, investors expect to see inflation, which generally leads to higher interest rates and ultimately brings down prices for bonds. In summary, the markets have seen quite a few events with the potential to diminish investor confidence, but as of the end of the period, significant negative impacts had not materialized.

THE SCHWAB S&P 500 INDEX PORTFOLIO was up 4.75% for the one-year period, closely tracking its benchmark, the S&P 500 Index, which was up 4.91%. Bear in mind that the fund's return, unlike the index, includes the impact of operating expenses. Most of the fund's appreciation occurred during the second and third quarter of 2005. Within the portfolio, the best performing Sectors were Utilities and Energy. With the price of crude oil appreciating during the period, energy-related stocks were the overall top performers in the fund. On the downside, Telecommunication Services and Consumer Discretionary were the worst performing Sectors and slightly detracted from the fund's overall performance.

Past performance does not indicate future results.

Source of Sector Classification: S&P and MSCI.

All portfolio and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The portfolio's share price and principal values change and when you sell your shares they may be worth more or less than what you paid for them.

Nothing in this report represents a recommendation of a security by the investment adviser. Manager views and portfolio holdings may have changed since the report date.

Portfolio returns do not reflect the additional fees and expenses imposed by the insurance company under the variable insurance product contract.

Portfolio expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the portfolio's returns would have been lower.


2 Schwab S&P 500 Index Portfolio

SCHWAB S&P 500 INDEX PORTFOLIO

PERFORMANCE as of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS 1, 2, 3

This bar chart compares performance of the portfolio with its benchmark and Morningstar category.

[BAR CHART]

                                             Benchmark:      Fund Category:
                                             S&P 500(R)        MORNINGSTAR
                              PORTFOLIO         INDEX        LARGE-CAP BLEND
1 YEAR                          4.75%           4.91%             4.68%
5 YEARS                         0.23%           0.54%            -0.95%
SINCE INCEPTION: 11/1/96        7.69%           8.13%              n/a

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1, 2

This graph shows performance since inception of a hypothetical $10,000 investment in the portfolio, compared with a similar investment in its benchmark.

$19,732  PORTFOLIO

$20,479  S&P 500(R) INDEX

[LINE GRAPH]

                                     S&P 500(R)
                   PORTFOLIO           INDEX
01-Nov-96           $10,000           $10,000
30-Nov-96           $10,750           $10,777
31-Dec-96           $10,530           $10,564
31-Jan-97           $11,170           $11,223
28-Feb-97           $11,250           $11,311
31-Mar-97           $10,780           $10,848
30-Apr-97           $11,410           $11,494
31-May-97           $12,090           $12,193
30-Jun-97           $12,630           $12,739
31-Jul-97           $13,620           $13,752
31-Aug-97           $12,860           $12,982
30-Sep-97           $13,560           $13,692
31-Oct-97           $13,120           $13,235
30-Nov-97           $13,720           $13,848
31-Dec-97           $13,948           $14,086
31-Jan-98           $14,098           $14,242
28-Feb-98           $15,108           $15,269
31-Mar-98           $15,869           $16,051
30-Apr-98           $16,029           $16,213
31-May-98           $15,739           $15,934
30-Jun-98           $16,369           $16,581
31-Jul-98           $16,189           $16,405
31-Aug-98           $13,848           $14,036
30-Sep-98           $14,738           $14,936
31-Oct-98           $15,929           $16,150
30-Nov-98           $16,879           $17,129
31-Dec-98           $17,862           $18,116
31-Jan-99           $18,595           $18,873
28-Feb-99           $18,012           $18,286
31-Mar-99           $18,726           $19,017
30-Apr-99           $19,439           $19,753
31-May-99           $18,967           $19,287
30-Jun-99           $20,012           $20,357
31-Jul-99           $19,389           $19,722
31-Aug-99           $19,288           $19,624
30-Sep-99           $18,756           $19,086
31-Oct-99           $19,931           $20,294
30-Nov-99           $20,323           $20,707
31-Dec-99           $21,517           $21,926
31-Jan-00           $20,434           $20,825
29-Feb-00           $20,040           $20,431
31-Mar-00           $22,003           $22,429
30-Apr-00           $21,335           $21,754
31-May-00           $20,890           $21,308
30-Jun-00           $21,396           $21,835
31-Jul-00           $21,072           $21,494
31-Aug-00           $22,367           $22,829
30-Sep-00           $21,183           $21,624
31-Oct-00           $21,082           $21,533
30-Nov-00           $19,412           $19,836
31-Dec-00           $19,506           $19,933
31-Jan-01           $20,183           $20,641
28-Feb-01           $18,337           $18,758
31-Mar-01           $17,178           $17,569
30-Apr-01           $18,501           $18,934
31-May-01           $18,614           $19,061
30-Jun-01           $18,163           $18,598
31-Jul-01           $17,978           $18,416
31-Aug-01           $16,850           $17,263
30-Sep-01           $15,486           $15,868
31-Oct-01           $15,784           $16,171
30-Nov-01           $16,984           $17,411
31-Dec-01           $17,135           $17,565
31-Jan-02           $16,876           $17,308
28-Feb-02           $16,544           $16,974
31-Mar-02           $17,155           $17,612
30-Apr-02           $16,119           $16,545
31-May-02           $15,995           $16,423
30-Jun-02           $14,855           $15,253
31-Jul-02           $13,695           $14,065
31-Aug-02           $13,768           $14,157
30-Sep-02           $12,266           $12,618
31-Oct-02           $13,343           $13,728
30-Nov-02           $14,120           $14,537
31-Dec-02           $13,292           $13,683
31-Jan-03           $12,935           $13,325
28-Feb-03           $12,735           $13,125
31-Mar-03           $12,861           $13,252
30-Apr-03           $13,911           $14,344
31-May-03           $14,635           $15,100
30-Jun-03           $14,824           $15,294
31-Jul-03           $15,076           $15,563
31-Aug-03           $15,370           $15,866
30-Sep-03           $15,202           $15,698
31-Oct-03           $16,063           $16,587
30-Nov-03           $16,200           $16,732
31-Dec-03           $17,042           $17,609
31-Jan-04           $17,339           $17,933
29-Feb-04           $17,583           $18,183
31-Mar-04           $17,318           $17,908
30-Apr-04           $17,042           $17,627
31-May-04           $17,276           $17,868
30-Jun-04           $17,605           $18,215
31-Jul-04           $17,021           $17,612
31-Aug-04           $17,085           $17,682
30-Sep-04           $17,265           $17,873
31-Oct-04           $17,520           $18,147
30-Nov-04           $18,231           $18,882
31-Dec-04           $18,837           $19,524
31-Jan-05           $18,386           $19,047
28-Feb-05           $18,772           $19,447
31-Mar-05           $18,440           $19,103
30-Apr-05           $18,086           $18,740
31-May-05           $18,665           $19,336
30-Jun-05           $18,686           $19,363
31-Jul-05           $19,373           $20,084
31-Aug-05           $19,191           $19,901
30-Sep-05           $19,341           $20,062
31-Oct-05           $19,008           $19,727
30-Nov-05           $19,727           $20,473
31-Dec-05           $19,732           $20,479

  All portfolio and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

1 Portfolio expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the portfolio's returns would have been lower. Portfolio returns do not reflect the additional fees and expenses imposed by the insurance company under the variable insurance product contract. If those contract fees and expenses were included, the returns would be less than those shown. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

2 Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500(R) and 500(R) are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the portfolio. The portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio.

3 Source for category information: Morningstar, Inc.


                                                Schwab S&P 500 Index Portfolio 3

SCHWAB S&P 500 INDEX PORTFOLIO

PORTFOLIO FACTS as of 12/31/05

STYLE ASSESSMENT 1

[GRAPHIC]

                INVESTMENT STYLE
MARKET CAP    Value  Blend  Growth
  Large        / /    /X/    / /
  Medium       / /    / /    / /
  Small        / /    / /    / /

STATISTICS

NUMBER OF HOLDINGS                                                         503
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($ x 1,000,000)                              $90,148
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                                                18.4
--------------------------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                                                     2.9
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                     4%
--------------------------------------------------------------------------------

TOP HOLDINGS 2

                                                                         % OF
SECURITY                                                              NET ASSETS
--------------------------------------------------------------------------------
(1)   GENERAL ELECTRIC CO.                                               3.3%
--------------------------------------------------------------------------------
(2)   EXXON MOBIL CORP.                                                  3.1%
--------------------------------------------------------------------------------
(3)   CITIGROUP, INC.                                                    2.2%
--------------------------------------------------------------------------------
(4)   MICROSOFT CORP.                                                    2.1%
--------------------------------------------------------------------------------
(5)   PROCTER & GAMBLE CO.                                               1.8%
--------------------------------------------------------------------------------
(6)   BANK OF AMERICA CORP.                                              1.6%
--------------------------------------------------------------------------------
(7)   JOHNSON & JOHNSON                                                  1.6%
--------------------------------------------------------------------------------
(8)   AMERICAN INTERNATIONAL GROUP, INC.                                 1.6%
--------------------------------------------------------------------------------
(9)   PFIZER, INC.                                                       1.5%
--------------------------------------------------------------------------------
(10)  ALTRIA GROUP, INC.                                                 1.4%
--------------------------------------------------------------------------------
TOTAL                                                                   20.2%

SECTOR WEIGHTINGS % of Investments

This chart shows the portfolio's sector composition as of the report date. A sector is a portion of the overall stock market that is made up of industries whose business components share similar characteristics.

[PIE CHART]

21.2% FINANCIALS
15.1% INFORMATION TECHNOLOGY
13.2% HEALTH CARE
11.4% INDUSTRIALS
10.7% CONSUMER DISCRETIONARY
 9.5% CONSUMER STAPLES
 9.3% ENERGY
 3.3% UTILITIES
 3.0% TELECOMMUNICATION SERVICES
 2.9% MATERIALS
 0.4% OTHER


  Portfolio holdings may have changed since the report date.

  Source of Sector Classification: S&P and MSCI.

1 Source: Morningstar, Inc. This style assessment is the result of evaluating the portfolio based on a ten-factor model for value and growth characteristics. The portfolio's market capitalization placement is determined by the geometric mean of its holdings' market capitalizations. The assessment reflects the portfolio as of 12/31/05, which may have changed since then, and is not a precise indication of risk or performance--past, present, or future.

2 This list is not a recommendation of any security by the investment adviser.


4 Schwab S&P 500 Index Portfolio

PORTFOLIO EXPENSES (unaudited)

EXAMPLES FOR A $1,000 INVESTMENT

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six-months beginning July 1, 2005 and held through December 31, 2005.

ACTUAL RETURN lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value / $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL RETURN lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

                                                                     ENDING
                                                   BEGINNING      ACCOUNT VALUE          EXPENSES
                                EXPENSE RATIO 1  ACCOUNT VALUE  (Net of Expenses)  PAID DURING PERIOD 2
                                 (Annualized)      at 7/1/05       at 12/31/05       7/1/05-12/31/05
-------------------------------------------------------------------------------------------------------
SCHWAB S&P 500 INDEX PORTFOLIO
 Actual Return                       0.26%           $1,000         $1,055.90              $1.35
 Hypothetical 5% Return              0.26%           $1,000         $1,023.89              $1.33

1 Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

2 Expenses for the portfolio are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.


                                                Schwab S&P 500 Index Portfolio 5

SCHWAB S&P 500 INDEX PORTFOLIO

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                     1/1/05-   1/1/04-   1/1/03-   1/1/02-   1/1/01-
                                                    12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
----------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
----------------------------------------------------------------------------------------------------
Net asset value at beginning of period               17.56     16.06     12.66      16.54     19.02
                                                    ------------------------------------------------
Income or loss from investment operations:
   Net investment income                              0.31      0.29      0.17       0.19      0.15
   Net realized and unrealized gains or losses        0.53      1.40      3.40      (3.90)    (2.46)
                                                    ------------------------------------------------
   Total income or loss from investment operations    0.84      1.69      3.57      (3.71)    (2.31)
Less distributions:
   Dividends from net investment income              (0.31)    (0.19)    (0.17)     (0.17)    (0.17)
   Distributions from net realized gains                --        --        --         --        --
                                                    ------------------------------------------------
   Total distributions                               (0.31)    (0.19)    (0.17)     (0.17)    (0.17)
                                                    ------------------------------------------------
Net asset value at end of period                     18.09     17.56     16.06      12.66     16.54
                                                    ------------------------------------------------
Total return (%)                                      4.75     10.53     28.22     (22.43)   (12.16)

RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                             0.27      0.28      0.28       0.28      0.28
   Gross operating expenses                           0.30      0.31      0.32       0.35      0.33
   Net investment income                              1.59      1.75      1.50       1.33      1.09
Portfolio turnover rate                                  4         4         2         11         5
Net assets, end of period ($ x 1,000,000)              157       162       146         98       128


6 See financial notes.

SCHWAB S&P 500 INDEX PORTFOLIO

PORTFOLIO HOLDINGS as of December 31, 2005

This section shows all the securities in the fund's portfolio by industry classification and their value, as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on the fund's most recent Form N-Q is available by visiting Schwab's website at www.schwab.com/schwabfunds.

We use the symbols below to designate certain characteristics of the securities. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 o  Non-income producing security

 /  Issuer is affiliated with the fund's adviser

 @  All or a portion of this security is on loan

 = All or a portion of this security is held as collateral for open futures contracts

                                                       COST             VALUE
HOLDINGS BY CATEGORY                               ($ x 1,000)       ($ x 1,000)
--------------------------------------------------------------------------------
 99.3%   COMMON STOCK                                  123,199          156,213

  0.3%   SHORT-TERM
         INVESTMENT                                        449              449

  0.1%   U.S. TREASURY
         OBLIGATION                                        159              159
--------------------------------------------------------------------------------
 99.7%   TOTAL INVESTMENTS                             123,807          156,821

  4.0%   COLLATERAL INVESTED FOR
         SECURITIES ON LOAN                              6,291            6,291

(3.7)%   OTHER ASSETS AND
         LIABILITIES, NET                                                (5,726)
--------------------------------------------------------------------------------
100.0%   TOTAL NET ASSETS                                               157,386

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      COMMON STOCK 99.3% of net assets

      AUTOMOBILES & COMPONENTS 0.5%
      --------------------------------------------------------------------------
      Cooper Tire & Rubber Co. 400                                             6
      Dana Corp. 678                                                           5
      Ford Motor Co. 26,412                                                  204
    @ General Motors Corp. 7,700                                             149
   @o Goodyear Tire & Rubber Co. 2,500                                        43
    @ Harley-Davidson, Inc. 3,800                                            196
      Johnson Controls, Inc. 2,600                                           190
                                                                     -----------
                                                                             793
      BANKS 7.3%
      --------------------------------------------------------------------------
      AmSouth Bancorp. 4,153                                                 109
 @(6) Bank of America Corp. 55,784                                         2,574
    @ BB&T Corp. 7,800                                                       327
      Comerica, Inc. 2,330                                                   132
      Compass Bancshares, Inc. 1,810                                          87
      Countrywide Financial Corp. 8,000                                      274
      Fannie Mae 13,590                                                      663
    @ Fifth Third Bancorp 7,405                                              279
      First Horizon National Corp. 1,400                                      54
      Freddie Mac 9,700                                                      634
      Golden West Financial Corp. 3,600                                      238
    @ Huntington Bancshares, Inc. 3,256                                       77
      KeyCorp, Inc. 5,900                                                    194
      M&T Bank Corp. 1,131                                                   123
    @ Marshall & Ilsley Corp. 2,738                                          118
      MGIC Investment Corp. 1,400                                             92
      National City Corp. 7,900                                              265
      North Fork Bancorp., Inc. 6,200                                        170
      PNC Financial Services Group, Inc. 4,070                               252
      Regions Financial Corp. 6,127                                          209
      Sovereign Bancorp, Inc. 4,900                                          106
      SunTrust Banks, Inc. 4,800                                             349
      Synovus Financial Corp. 4,300                                          116
      U.S. Bancorp 25,820                                                    772
      Wachovia Corp. 21,957                                                1,161
      Washington Mutual, Inc. 13,945                                         607
      Wells Fargo & Co. 23,399                                             1,470
      Zions Bancorp. 1,200                                                    91
                                                                     -----------
                                                                          11,543
      CAPITAL GOODS 8.8%
      --------------------------------------------------------------------------
      3M Co. 10,650                                                          825
      American Power Conversion Corp. 2,525                                   56
      American Standard Cos., Inc. 2,600                                     104
      The Boeing Co. 11,396                                                  800
      Caterpillar, Inc. 9,400                                                543
      Cooper Industries Ltd., Class A 1,300                                   95
      Cummins, Inc. 600                                                       54
    @ Danaher Corp. 3,326                                                    185
      Deere & Co. 3,300                                                      225
      Dover Corp. 2,800                                                      113
      Eaton Corp. 1,740                                                      117
      Emerson Electric Co. 5,900                                             441
      Fluor Corp. 1,100                                                       85


                                                          See financial notes. 7

SCHWAB S&P 500 INDEX PORTFOLIO

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      General Dynamics Corp. 2,770                                           316
 =(1) General Electric Co. 146,580                                         5,138
      Goodrich Corp. 1,660                                                    68
      Honeywell International, Inc. 11,937                                   445
    @ Illinois Tool Works, Inc. 2,922                                        257
      Ingersoll-Rand Co., Class A 4,800                                      194
      ITT Industries, Inc. 1,240                                             127
      L-3 Communications Holdings, Inc. 1,500                                111
      Lockheed Martin Corp. 5,170                                            329
      Masco Corp. 6,300                                                      190
    o Navistar International Corp. 1,000                                      29
      Northrop Grumman Corp. 5,114                                           307
      Paccar, Inc. 2,350                                                     163
      Pall Corp. 1,400                                                        38
      Parker Hannifin Corp. 1,650                                            109
      Raytheon Co. 6,280                                                     252
      Rockwell Automation, Inc. 2,550                                        151
      Rockwell Collins, Inc. 2,500                                           116
      Textron, Inc. 1,900                                                    146
      Tyco International Ltd. 28,329                                         818
      United Technologies Corp. 14,200                                       794
      W.W. Grainger, Inc. 1,100                                               78
                                                                     -----------
                                                                          13,819
      COMMERCIAL SERVICES & SUPPLIES 0.9%
      --------------------------------------------------------------------------
    o Allied Waste Industries, Inc. 525                                        5
   @o Apollo Group, Inc., Class A 2,000                                      121
      Avery Dennison Corp. 1,300                                              72
    o CCE Spinco, Inc. 57                                                      1
      Cendant Corp. 14,902                                                   257
      Cintas Corp. 1,912                                                      79
      Equifax, Inc. 2,000                                                     76
      H&R Block, Inc. 4,200                                                  103
    o Monster Worldwide, Inc. 1,704                                           69
      Pitney Bowes, Inc. 3,200                                               135
      R.R. Donnelley & Sons Co. 2,960                                        101
      Robert Half International, Inc. 2,400                                   91
      Waste Management, Inc. 7,857                                           238
                                                                     -----------
                                                                           1,348
      CONSUMER DURABLES & APPAREL 1.3%
      --------------------------------------------------------------------------
      Black & Decker Corp. 1,210                                             105
    @ Brunswick Corp. 1,200                                                   49
      Centex Corp. 1,600                                                     114
    o Coach, Inc. 5,400                                                      180
      D.R. Horton, Inc. 3,800                                                136
    @ Eastman Kodak Co. 3,155                                                 74
      Fortune Brands, Inc. 2,000                                             156
      Hasbro, Inc. 2,525                                                      51
      Jones Apparel Group, Inc. 1,500                                         46
      KB Home 960                                                             70
      Leggett & Platt, Inc. 2,300                                             53
      Lennar Corp., Class A 1,800                                            110
      Liz Claiborne, Inc. 997                                                 36
      Mattel, Inc. 5,300                                                      84
      Maytag Corp. 1,120                                                      21
    @ Newell Rubbermaid, Inc. 3,924                                           93
      Nike, Inc., Class B 2,660                                              231
      Pulte Homes, Inc. 3,000                                                118
      Reebok International Ltd. 800                                           46
      Snap-On, Inc. 800                                                       30
    @ The Stanley Works 1,100                                                 53
      VF Corp. 1,410                                                          78
      Whirlpool Corp. 900                                                     75
                                                                     -----------
                                                                           2,009
      DIVERSIFIED FINANCIALS 8.3%
      --------------------------------------------------------------------------
      American Express Co. 17,260                                            888
      Ameriprise Financial, Inc. 3,278                                       134
      The Bank of New York Co., Inc. 10,900                                  347
      The Bear Stearns Cos., Inc. 1,512                                      175
      Capital One Financial Corp. 3,980                                      344
    / The Charles Schwab Corp. 14,546                                        213
      CIT Group, Inc. 2,900                                                  150
 =(3) Citigroup, Inc. 71,743                                               3,482
    o E*TRADE Financial Corp. 5,160                                          108
      Federated Investors, Inc., Class B 1,500                                55
      Franklin Resources, Inc. 2,100                                         197
      Goldman Sachs Group, Inc. 6,357                                        812
      Janus Capital Group, Inc. 1,941                                         36
      JPMorgan Chase & Co. 48,805                                          1,937
      Lehman Brothers Holdings, Inc. 3,850                                   493
      MBNA Corp. 17,743                                                      482
      Mellon Financial Corp. 6,000                                           206
      Merrill Lynch & Co., Inc. 12,880                                       872
      Moody's Corp. 3,480                                                    214
      Morgan Stanley 15,050                                                  854
      Northern Trust Corp. 2,870                                             149
      Principal Financial Group, Inc. 3,874                                  184
      SLM Corp. 6,000                                                        331
      State Street Corp. 4,800                                               266
      T. Rowe Price Group, Inc. 1,700                                        122
                                                                     -----------
                                                                          13,051


8 See financial notes.

SCHWAB S&P 500 INDEX PORTFOLIO

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      ENERGY 9.3%
      --------------------------------------------------------------------------
      Amerada Hess Corp. 1,200                                               152
      Anadarko Petroleum Corp. 3,347                                         317
      Apache Corp. 4,484                                                     307
      Baker Hughes, Inc. 4,700                                               286
      BJ Services Co. 4,600                                                  169
      Burlington Resources, Inc. 5,474                                       472
      ChevronTexaco Corp. 31,307                                           1,777
      ConocoPhillips 19,328                                                1,125
      Devon Energy Corp. 6,263                                               392
      El Paso Corp. 9,109                                                    111
      EOG Resources, Inc. 3,214                                              236
 =(2) Exxon Mobil Corp. 87,260                                             4,901
      Halliburton Co. 7,100                                                  440
      Kerr-McGee Corp. 1,676                                                 152
      Kinder Morgan, Inc. 1,350                                              124
      Marathon Oil Corp. 5,032                                               307
      Murphy Oil Corp. 2,300                                                 124
    o Nabors Industries Ltd. 2,000                                           151
    o National-Oilwell Varco, Inc. 2,400                                     150
      Noble Corp. 1,800                                                      127
      Occidental Petroleum Corp. 5,600                                       447
    o Rowan Cos., Inc. 1,400                                                  50
      Schlumberger Ltd. 8,170                                                794
      Sunoco, Inc. 1,940                                                     152
    o Transocean, Inc. 4,614                                                 322
      Valero Energy Corp. 8,560                                              442
    o Weatherford International Ltd. 3,480                                   126
      Williams Cos., Inc. 7,900                                              183
      XTO Energy, Inc. 4,933                                                 217
                                                                     -----------
                                                                          14,553
      FOOD & STAPLES RETAILING 2.4%
      --------------------------------------------------------------------------
      Albertson's, Inc. 5,275                                                113
      Costco Wholesale Corp. 6,500                                           322
      CVS Corp. 11,400                                                       301
    o Kroger Co. 10,200                                                      193
      Safeway, Inc. 6,200                                                    147
      Supervalu, Inc. 2,410                                                   78
      Sysco Corp. 8,800                                                      273
      Wal-Mart Stores, Inc. 34,600                                         1,619
      Walgreen Co. 14,140                                                    626
      Whole Foods Market, Inc. 1,000                                          77
                                                                     -----------
                                                                           3,749
      FOOD BEVERAGE & TOBACCO 4.6%
      --------------------------------------------------------------------------
 (10) Altria Group, Inc. 28,780                                            2,150
      Anheuser-Busch Cos., Inc. 10,810                                       464
      Archer-Daniels-Midland Co. 9,300                                       229
      Brown-Forman Corp., Class B 1,304                                       90
      Campbell Soup Co. 2,300                                                 69
      The Coca-Cola Co. 28,822                                             1,162
      Coca-Cola Enterprises, Inc. 5,000                                       96
      ConAgra Foods, Inc. 6,770                                              137
    o Constellation Brands, Inc., Class A 2,300                               60
      General Mills, Inc. 4,880                                              241
      H.J. Heinz Co. 5,000                                                   169
      Hershey Foods Corp. 2,244                                              124
      Kellogg Co. 3,600                                                      156
      McCormick & Co., Inc. 1,700                                             53
      Molson Coors Brewing Co., Class B 800                                   54
      The Pepsi Bottling Group, Inc. 1,902                                    54
      PepsiCo, Inc. 23,170                                                 1,369
      Reynolds American, Inc. 1,028                                           98
      Sara Lee Corp. 10,600                                                  200
      Tyson Foods, Inc., Class A 3,500                                        60
      UST, Inc. 2,200                                                         90
      Wm. Wrigley Jr. Co. 2,500                                              166
                                                                     -----------
                                                                           7,291
      HEALTH CARE EQUIPMENT & SERVICES 5.2%
      --------------------------------------------------------------------------
      Aetna, Inc. 4,070                                                      384
      AmerisourceBergen Corp. 3,120                                          129
      Bausch & Lomb, Inc. 800                                                 54
      Baxter International, Inc. 8,690                                       327
      Becton Dickinson & Co. 3,600                                           216
      Biomet, Inc. 3,425                                                     125
    o Boston Scientific Corp. 7,531                                          184
      C.R. Bard, Inc. 1,520                                                  100
      Cardinal Health, Inc. 5,965                                            410
    o Caremark Rx, Inc. 6,413                                                332
      CIGNA Corp. 1,860                                                      208
    o Coventry Health Care, Inc. 2,350                                       134
    o Express Scripts, Inc. 2,040                                            171
    o Fisher Scientific International, Inc. 1,605                             99
      Guidant Corp. 4,500                                                    291
      HCA, Inc. 4,890                                                        247
      Health Management Associates, Inc.,
      Class A 3,300                                                           73


                                                          See financial notes. 9

SCHWAB S&P 500 INDEX PORTFOLIO

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Hospira, Inc. 2,400                                                    103
    o Humana, Inc. 2,100                                                     114
      IMS Health, Inc. 3,300                                                  82
    o Laboratory Corp. of America
      Holdings 1,504                                                          81
      Manor Care, Inc. 1,100                                                  44
      McKesson Corp. 4,296                                                   222
    o Medco Health Solutions, Inc. 3,888                                     217
      Medtronic, Inc. 17,000                                                 979
    o Millipore Corp. 800                                                     53
    o Patterson Cos., Inc. 980                                                33
      PerkinElmer, Inc. 1,700                                                 40
      Quest Diagnostics 2,560                                                132
    o St. Jude Medical, Inc. 5,070                                           255
      Stryker Corp. 4,100                                                    182
    o Tenet Healthcare Corp. 6,500                                            50
    o Thermo Electron Corp. 2,200                                             66
      UnitedHealth Group, Inc. 17,530                                      1,089
    o Waters Corp. 1,700                                                      64
    o WellPoint, Inc. 8,472                                                  676
    o Zimmer Holdings, Inc. 3,184                                            215
                                                                     -----------
                                                                           8,181
      HOTELS RESTAURANTS & LEISURE 1.5%
      --------------------------------------------------------------------------
      Carnival Corp. 6,130                                                   328
      Darden Restaurants, Inc. 2,090                                          81
      Harrah's Entertainment, Inc. 2,400                                     171
      Hilton Hotels Corp. 4,810                                              116
      International Game Technology 4,700                                    145
      Marriott International, Inc., Class A 2,396                            160
      McDonald's Corp. 17,500                                                590
    o Starbucks Corp. 10,520                                                 316
      Starwood Hotels & Resorts Worldwide,
      Inc. 2,900                                                             185
      Wendy's International, Inc. 1,500                                       83
      Yum! Brands, Inc. 4,100                                                192
                                                                     -----------
                                                                           2,367
      HOUSEHOLD & PERSONAL PRODUCTS 2.5%
      --------------------------------------------------------------------------
      Alberto-Culver Co., Class B 1,000                                       46
      Avon Products, Inc. 6,300                                              180
      Clorox Co. 2,100                                                       119
      Colgate-Palmolive Co. 7,300                                            400
      Kimberly-Clark Corp. 6,800                                             406
 =(5) Procter & Gamble Co. 47,683                                          2,760
                                                                     -----------
                                                                           3,911
      INSURANCE 4.8%
      --------------------------------------------------------------------------
      ACE Ltd. 3,900                                                         209
      AFLAC, Inc. 7,010                                                      326
      The Allstate Corp. 9,230                                               499
      AMBAC Financial Group, Inc. 1,392                                      107
  (8) American International Group, Inc. 36,038                            2,459
      AON Corp. 4,550                                                        164
      Chubb Corp. 2,780                                                      272
      Cincinnati Financial Corp. 2,335                                       104
      Genworth Financial, Inc., Class A 5,000                                173
      Hartford Financial Services Group,
      Inc. 4,130                                                             355
      Jefferson-Pilot Corp. 1,850                                            105
      Lincoln National Corp. 2,400                                           127
      Loews Corp. 1,880                                                      178
      Marsh & McLennan Cos., Inc. 7,200                                      229
    @ MBIA, Inc. 1,750                                                       105
      Metlife, Inc. 10,507                                                   515
      The Progressive Corp. 2,750                                            321
      Prudential Financial, Inc. 7,300                                       534
      Safeco Corp. 1,900                                                     107
      The St. Paul Travelers Cos., Inc. 9,399                                420
      Torchmark Corp. 1,500                                                   83
    @ UnumProvident Corp. 4,276                                               97
      XL Capital Ltd., Class A 1,900                                         128
                                                                     -----------
                                                                           7,617
      MATERIALS 2.9%
      --------------------------------------------------------------------------
      Air Products & Chemicals, Inc. 3,100                                   183
      Alcoa, Inc. 12,272                                                     363
      Allegheny Technologies, Inc. 1,260                                      45
      Ashland, Inc. 900                                                       52
      Ball Corp. 1,400                                                        56
      Bemis Co. 1,400                                                         39
      The Dow Chemical Co. 13,355                                            585
      E.I. du Pont de Nemours & Co. 12,814                                   545
    @ Eastman Chemical Co. 1,000                                              52
      Ecolab, Inc. 2,604                                                      94
      Engelhard Corp. 972                                                     29
      Freeport-McMoran Copper & Gold, Inc.,
      Class B 2,400                                                          129
    o Hercules, Inc. 700                                                       8
      International Flavors & Fragrances,
      Inc. 1,400                                                              47
    @ International Paper Co. 6,498                                          218
      Louisiana-Pacific Corp. 1,560                                           43
      MeadWestvaco Corp. 2,549                                                71
      Monsanto Co. 3,725                                                     289
      Newmont Mining Corp. 6,186                                             330
    @ Nucor Corp. 2,200                                                      147
    o Pactiv Corp. 1,800                                                      40
      Phelps Dodge Corp. 1,345                                               193


10 See financial notes.

SCHWAB S&P 500 INDEX PORTFOLIO

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      PPG Industries, Inc. 2,300                                             133
      Praxair, Inc. 4,165                                                    221
      Rohm & Haas Co. 2,105                                                  102
    o Sealed Air Corp. 1,214                                                  68
      Sigma-Aldrich Corp. 641                                                 41
      Temple-Inland, Inc. 1,600                                               72
      United States Steel Corp. 1,500                                         72
      Vulcan Materials Co. 1,500                                             102
      Weyerhaeuser Co. 3,400                                                 226
                                                                     -----------
                                                                           4,595
      MEDIA 3.4%
      --------------------------------------------------------------------------
      Clear Channel Communications, Inc. 7,096                               223
    o Comcast Corp., Class A 30,959                                          804
    @ Dow Jones & Co., Inc. 800                                               28
      The E.W. Scripps Co., Class A 1,000                                     48
      Gannett Co., Inc. 3,360                                                204
      Interpublic Group of Cos., Inc. 4,900                                   47
    @ Knight-Ridder, Inc. 800                                                 51
      The McGraw-Hill Cos., Inc. 5,400                                       279
      Meredith Corp. 700                                                      37
    @ New York Times Co., Class A 1,900                                       50
      News Corp, Inc., Class A 34,300                                        533
      Omnicom Group, Inc. 2,600                                              221
      Time Warner, Inc. 65,450                                             1,141
      Tribune Co. 3,700                                                      112
    o Univision Communications, Inc.,
      Class A 3,225                                                           95
    o Viacom, Inc., Class B 21,961                                           716
      The Walt Disney Co. 27,870                                             668
                                                                     -----------
                                                                           5,257
      PHARMACEUTICALS & BIOTECHNOLOGY 7.9%
      --------------------------------------------------------------------------
      Abbott Laboratories 21,800                                             859
      Allergan, Inc. 1,880                                                   203
    o Amgen, Inc. 17,104                                                   1,349
      Applied Biosystems Group -- Applera
      Corp. 2,800                                                             74
    o Biogen Idec, Inc. 4,700                                                213
      Bristol-Myers Squibb Co. 27,410                                        630
    o Chiron Corp. 1,500                                                      67
      Eli Lilly & Co. 15,770                                                 892
    o Forest Laboratories, Inc. 4,800                                        195
    o Genzyme Corp. 3,500                                                    248
    o Gilead Sciences, Inc. 6,000                                            316
  (7) Johnson & Johnson 41,308                                             2,482
    o King Pharmaceuticals, Inc. 3,466                                        59
    o Medimmune, Inc. 3,400                                                  119
      Merck & Co., Inc. 30,520                                               971
      Mylan Laboratories, Inc. 3,091                                          62
 =(9) Pfizer, Inc. 102,351                                                 2,387
      Schering-Plough Corp. 20,490                                           427
    o Watson Pharmaceuticals, Inc. 1,500                                      49
      Wyeth 18,600                                                           857
                                                                     -----------
                                                                          12,459
      REAL ESTATE 0.7%
      --------------------------------------------------------------------------
      Apartment Investment & Management Co.,
      Class A 1,300                                                           49
      Archstone-Smith Trust 2,700                                            113
      Equity Office Properties Trust 5,600                                   170
      Equity Residential 4,000                                               157
      Plum Creek Timber Co., Inc. 2,560                                       92
      ProLogis 2,600                                                         121
      Public Storage, Inc. 1,100                                              75
    @ Simon Property Group, Inc. 2,600                                       199
      Vornado Realty Trust 1,600                                             134
                                                                     -----------
                                                                           1,110
      RETAILING 3.9%
      --------------------------------------------------------------------------
    o Amazon.com, Inc. 1,000                                                  47
    o Autonation, Inc. 3,100                                                  67
    o AutoZone, Inc. 700                                                      64
    o Bed, Bath & Beyond, Inc. 4,200                                         152
      Best Buy Co., Inc. 5,675                                               247
    o Big Lots, Inc. 1,400                                                    17
      Circuit City Stores, Inc. 1,174                                         27
      Dillards, Inc., Class A 600                                             15
    @ Dollar General Corp. 4,263                                              81
    o eBay, Inc. 15,688                                                      678
      Family Dollar Stores, Inc. 2,000                                        50
      Federated Department Stores, Inc. 3,761                                249
      The Gap, Inc. 8,162                                                    144
      Genuine Parts Co. 2,500                                                110
      Home Depot, Inc. 29,770                                              1,205
      J.C. Penney Co., Inc. Holding Co. 3,700                                206
    o Kohl's Corp. 4,610                                                     224
      Limited Brands, Inc. 3,908                                              87
      Lowe's Cos., Inc. 11,000                                               733
    @ Nordstrom, Inc. 3,250                                                  122
    o Office Depot, Inc. 4,500                                               141
      OfficeMax, Inc. 900                                                     23
      RadioShack Corp. 1,900                                                  40


                                                         See financial notes. 11

SCHWAB S&P 500 INDEX PORTFOLIO

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Sears Holdings Corp. 1,275                                             147
      The Sherwin-Williams Co. 1,133                                          51
      Staples, Inc. 10,500                                                   238
      Target Corp. 12,200                                                    671
      Tiffany & Co. 2,000                                                     77
      TJX Cos., Inc. 6,310                                                   147
                                                                     -----------
                                                                           6,060
      SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 3.2%
      --------------------------------------------------------------------------
    o Advanced Micro Devices, Inc. 5,530                                     169
    o Altera Corp. 5,480                                                     102
      Analog Devices, Inc. 5,200                                             186
    = Applied Materials, Inc. 23,100                                         414
    o Applied Micro Circuits Corp. 782                                         2
    o Broadcom Corp., Class A 4,110                                          194
    o Freescale Semiconductor, Inc.,
      Class B 5,566                                                          140
      Intel Corp. 84,621                                                   2,112
      KLA-Tencor Corp. 2,700                                                 133
      Linear Technology Corp. 4,400                                          159
    o LSI Logic Corp. 5,410                                                   43
      Maxim Integrated Products, Inc. 4,500                                  163
    o Micron Technology, Inc. 8,800                                          117
      National Semiconductor Corp. 5,000                                     130
    o Novellus Systems, Inc. 1,900                                            46
    o Nvidia Corp. 2,400                                                      88
    o PMC -- Sierra, Inc. 3,390                                               26
    o Teradyne, Inc. 2,100                                                    31
      Texas Instruments, Inc. 22,580                                         724
      Xilinx, Inc. 4,400                                                     111
                                                                     -----------
                                                                           5,090
      SOFTWARE & SERVICES 5.0%
      --------------------------------------------------------------------------
      Adobe Systems, Inc. 6,500                                              240
   @o Affiliated Computer Services, Inc.,
      Class A 1,791                                                          106
      Autodesk, Inc. 3,320                                                   143
      Automatic Data Processing, Inc. 7,920                                  363
    o BMC Software, Inc. 3,200                                                66
    o Citrix Systems, Inc. 2,360                                              68
      Computer Associates International,
      Inc. 6,444                                                             182
    o Computer Sciences Corp. 2,700                                          137
    o Compuware Corp. 6,150                                                   55
    o Convergys Corp. 1,354                                                   21
    o Electronic Arts, Inc. 4,058                                            212
      Electronic Data Systems Corp. 7,220                                    174
      First Data Corp. 10,759                                                463
    o Fiserv, Inc. 2,700                                                     117
    o Intuit, Inc. 2,520                                                     134
    o Mercury Interactive Corp. 1,200                                         33
 =(4) Microsoft Corp. 127,480                                              3,334
    o Novell, Inc. 5,200                                                      46
    o Oracle Corp. 52,360                                                    639
    o Parametric Technology Corp. 6,210                                       38
      Paychex, Inc. 4,650                                                    177
      Sabre Holdings Corp., Class A 1,883                                     45
      Siebel Systems, Inc. 7,000                                              74
    o Symantec Corp. 15,341                                                  269
    o Unisys Corp. 4,700                                                      27
    o Yahoo! Inc. 17,400                                                     682
                                                                     -----------
                                                                           7,845
      TECHNOLOGY HARDWARE & EQUIPMENT 6.8%
      --------------------------------------------------------------------------
    o ADC Telecommunications, Inc. 971                                        22
    o Agilent Technologies, Inc. 6,867                                       229
    o Andrew Corp. 1,450                                                      16
    o Apple Computer, Inc. 11,500                                            827
    o Avaya, Inc. 5,632                                                       60
    o CIENA Corp. 6,700                                                       20
    o Cisco Systems, Inc. 88,760                                           1,520
    o Comverse Technology, Inc. 2,700                                         72
    o Corning, Inc. 20,650                                                   406
    o Dell, Inc. 33,520                                                    1,005
    o EMC Corp. 33,472                                                       456
   @o Gateway, Inc. 1,000                                                      2
      Hewlett-Packard Co. 39,777                                           1,139
      International Business Machines
      Corp. 22,145                                                         1,820
    o Jabil Circuit, Inc. 2,727                                              101
    o JDS Uniphase Corp. 20,155                                               48
    o Lexmark International, Inc., Class A 1,600                              72
    o Lucent Technologies, Inc. 60,295                                       160
      Molex, Inc. 2,300                                                       60
      Motorola, Inc. 34,235                                                  773
    o NCR Corp. 2,800                                                         95
    o Network Appliance, Inc. 4,800                                          130
    o QLogic Corp. 1,295                                                      42
      Qualcomm, Inc. 22,590                                                  973
    o Sanmina -- SCI Corp. 7,400                                              31
      Scientific-Atlanta, Inc. 2,200                                          95
    o Solectron Corp. 13,490                                                  49


12 See financial notes.

SCHWAB S&P 500 INDEX PORTFOLIO

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Sun Microsystems, Inc. 45,800                                          192
      Symbol Technologies, Inc. 2,212                                         28
      Tektronix, Inc. 1,100                                                   31
    o Tellabs, Inc. 6,230                                                     68
   @o Xerox Corp. 13,600                                                     199
                                                                     -----------
                                                                          10,741
      TELECOMMUNICATION SERVICES 3.0%
      --------------------------------------------------------------------------
      Alltel Corp. 5,340                                                     337
      AT&T, Inc. 54,641                                                    1,338
      BellSouth Corp. 25,400                                                 688
      CenturyTel, Inc. 1,900                                                  63
      Citizens Communications Co. 4,718                                       58
   @o Qwest Communications International,
      Inc. 21,216                                                            120
      Sprint Corp. (FON Group) 40,649                                        950
      Verizon Communications, Inc. 38,350                                  1,155
                                                                     -----------
                                                                           4,709
      TRANSPORTATION 1.8%
      --------------------------------------------------------------------------
      Burlington Northern Santa Fe
      Corp. 5,200                                                            368
      CSX Corp. 3,010                                                        153
      FedEx Corp. 4,220                                                      436
      Norfolk Southern Corp. 5,600                                           251
      Ryder Systems, Inc. 900                                                 37
      Southwest Airlines Co. 9,728                                           160
      Union Pacific Corp. 3,700                                              298
      United Parcel Service, Inc.,
      Class B 15,415                                                       1,159
                                                                     -----------
                                                                           2,862
      UTILITIES 3.3%
      --------------------------------------------------------------------------
    o The AES Corp. 8,800                                                    139
    o Allegheny Energy, Inc. 2,241                                            71
      Ameren Corp. 2,700                                                     138
      American Electric Power Co., Inc. 5,470                                203
    @ Centerpoint Energy, Inc. 4,150                                          53
      Cinergy Corp. 2,600                                                    110
    o CMS Energy Corp. 4,120                                                  60
      Consolidated Edison, Inc. 3,300                                        153
      Constellation Energy Group, Inc. 2,500                                 144
      Dominion Resources, Inc. 4,880                                         377
      DTE Energy Co. 2,400                                                   104
    @ Duke Energy Corp. 13,234                                               363
   @o Dynegy, Inc., Class A 5,200                                             25
      Edison International 4,700                                             205
      Entergy Corp. 2,920                                                    200
      Exelon Corp. 9,230                                                     490
      FirstEnergy Corp. 4,588                                                225
      FPL Group, Inc. 5,400                                                  224
      KeySpan Corp. 2,300                                                     82
      Nicor, Inc. 1,010                                                       40
      NiSource, Inc. 3,546                                                    74
      Peoples Energy Corp. 500                                                18
      PG&E Corp. 5,100                                                       189
      Pinnacle West Capital Corp. 1,200                                       50
      PPL Corp. 5,260                                                        155
      Progress Energy, Inc. 3,502                                            154
      Public Service Enterprise Group,
      Inc. 3,300                                                             214
      Sempra Energy 3,141                                                    141
      The Southern Co. 10,300                                                356
      TECO Energy, Inc. 2,840                                                 49
      TXU Corp. 6,844                                                        344
    @ Xcel Energy, Inc. 5,605                                                103
                                                                     -----------
                                                                           5,253

      SECURITY                                      FACE AMOUNT
         RATE, MATURITY DATE                        ($ x 1,000)
      U.S. TREASURY OBLIGATION
      0.1% of net assets

    = U.S. Treasury Bill
         3.86%, 03/16/06                                160                  159

      SHORT-TERM INVESTMENT
      0.3% of net assets

      Bank of America, London
      Time Deposit
         3.40%, 01/03/06                                449                  449

END OF INVESTMENTS.


                                                         See financial notes. 13

SCHWAB S&P 500 INDEX PORTFOLIO

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      COLLATERAL INVESTED FOR SECURITIES ON LOAN
      4.0% of net assets

      SHORT-TERM INVESTMENT 4.0%
      --------------------------------------------------------------------------
      Securities Lending Investments
      Fund 6,291,310                                                       6,291

END OF COLLATERAL INVESTED FOR SECURITIES ON LOAN.

In addition to the above, the fund held the following at 12/31/05. All numbers x 1,000 except number of contracts.

FUTURES CONTRACTS

                                     Number of        Contract        Unrealized
                                     Contracts          Value           Losses
S&P 500 Index,
e-mini, Long Expires 3/18/06             7               439              (10)


14 See financial notes.

SCHWAB S&P 500 INDEX PORTFOLIO

Statement of
ASSETS AND LIABILITIES
As of December 31, 2005. All numbers x 1,000 except NAV.

ASSETS
---------------------------------------------------------------------------------
Investments, at value
   (including $6,097 of securities on loan)                             $156,821 a
Collateral invested for securities on loan                                 6,291
Receivables:
   Fund shares sold                                                          582
   Dividends                                                                 206
   Investments sold                                                           21
   Income from securities on loan                                              1
Prepaid expenses                                                      +        1
                                                                      -----------
TOTAL ASSETS                                                             163,923

LIABILITIES
---------------------------------------------------------------------------------
Collateral invested for securities on loan                                 6,291
Payables:
   Fund shares redeemed                                                       18
   Investments bought                                                        174
   Due to brokers for futures                                                  3
   Investment adviser and administrator fees                                   2
Accrued expenses                                                      +       49
                                                                      -----------
TOTAL LIABILITIES                                                          6,537

NET ASSETS
---------------------------------------------------------------------------------
TOTAL ASSETS                                                             163,923
TOTAL LIABILITIES                                                     -    6,537
                                                                      -----------
NET ASSETS                                                              $157,386

NET ASSETS BY SOURCE
Capital received from investors                                          136,516
Net investment income not yet distributed                                  2,495
Net realized capital losses                                              (14,629) b
Net unrealized capital gains                                              33,004 b

NET ASSET VALUE (NAV)
                   SHARES
NET ASSETS    /    OUTSTANDING    =    NAV
$157,386           8,701               $18.09

  Unless stated, all numbers are x 1,000.

a The fund paid $123,807 for these securities.

  Not counting short-term obligations and government securities, the fund's security transactions during the period were:

    Purchases                        $ 5,742
    Sales/maturities                 $13,074

b These derive from investments and futures.

  FEDERAL TAX DATA
  ----------------------------------------------------------
  PORTFOLIO COST                                   $124,892

  NET UNREALIZED GAINS AND LOSSES:
  Gains                                             $48,858
  Losses                                        +   (16,929)
                                                ------------
                                                    $31,929


  NET UNDISTRIBUTED EARNINGS:
  Ordinary income                                    $2,495
  Long-term capital gains                               $--

  UNUSED CAPITAL LOSSES:
  Expires 12/31 of:                             Loss amount
    2008                                               $664
    2009                                              1,821
    2010                                              7,810
    2011                                                 38
    2012                                                359
    2013                                        +     2,130
                                                ------------
                                                    $12,822

DEFERRED CAPITAL LOSSES                              $732


                                                         See financial notes. 15

SCHWAB S&P 500 INDEX PORTFOLIO

Statement of
OPERATIONS
For January 1, 2005 through December 31, 2005. All numbers x 1,000.

INVESTMENT INCOME
---------------------------------------------------------------------------------
Dividends                                                                 $2,870
Interest                                                                      28
Securities on loan                                                    +       15
                                                                      ----------
TOTAL INVESTMENT INCOME                                                    2,913

NET REALIZED GAINS AND LOSSES
---------------------------------------------------------------------------------
Net realized losses on investments                                        (3,412)
Net realized gains on futures contracts                               +      106
                                                                      -----------
NET REALIZED LOSSES                                                       (3,306)

NET UNREALIZED GAINS AND LOSSES
---------------------------------------------------------------------------------
Net unrealized gains on investments                                        7,954
Net unrealized losses on futures contracts                            +      (53)
                                                                      -----------
NET UNREALIZED GAINS                                                       7,901

EXPENSES
---------------------------------------------------------------------------------
Investment adviser and administrator fees                                    314 a
Trustees' fees                                                                25 b
Custodian fees                                                                20
Portfolio accounting fees                                                     24
Professional fees                                                             32
Shareholder reports                                                           30
Other expenses                                                        +       21
                                                                      -----------
Total expenses                                                               466
Expense reduction                                                     -       43 c
                                                                      -----------
NET EXPENSES                                                                 423

INCREASE IN NET ASSETS FROM OPERATIONS
---------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                    2,913
NET EXPENSES                                                          -      423
                                                                      -----------
NET INVESTMENT INCOME                                                      2,490
NET REALIZED LOSSES                                                       (3,306) d
NET UNREALIZED GAINS                                                  +    7,901 d
                                                                      -----------
INCREASE IN NET ASSETS FROM OPERATIONS                                    $7,085

  Unless stated, all numbers are x 1,000.

a Calculated as a percentage of average daily net assets: 0.20% of the first
  $500 million and 0.17% of the assets beyond that. These fees are paid to Charles Schwab Investment Management, Inc. (CSIM).

b For the fund's independent trustees only.

c This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM to limit the net operating expenses of this fund through April 29, 2006, to 0.28% of average daily net assets. This limit excludes interest, taxes and certain non-routine expenses.

d These add up to a net gain on investments of $4,595.


16 See financial notes.

SCHWAB S&P 500 INDEX PORTFOLIO

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                         1/1/05-12/31/05        1/1/04-12/31/04
Net investment income                             $2,490                 $2,650
Net realized losses                               (3,306)                   (12)
Net unrealized gains                  +            7,901                 12,681
                                      ------------------------------------------
INCREASE IN NET ASSETS
FROM OPERATIONS                                    7,085                 15,319

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income              $2,644                 $1,720 ab

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                 1/1/05-12/31/05             1/1/04-12/31/04
                             SHARES           VALUE      SHARES           VALUE
Shares sold                   1,528         $26,939       2,284         $37,513
Shares reinvested               144           2,644         100           1,720
Shares redeemed            + (2,193)        (38,629)     (2,259)        (36,911)
                           -----------------------------------------------------
NET TRANSACTIONS IN
FUND SHARES                    (521)        ($9,046)        125          $2,322

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                 1/1/05-12/31/05             1/1/04-12/31/04
                             SHARES      NET ASSETS      SHARES      NET ASSETS
Beginning of period           9,222        $161,991       9,097        $146,070
Total increase or
decrease                   +   (521)         (4,605)        125          15,921 c
                           -----------------------------------------------------
END OF PERIOD                 8,701        $157,386       9,222        $161,991 d

  Unless stated, all numbers are x 1,000.

a UNAUDITED

  For corporations, 100% of the fund's dividends for the report period qualify for the dividends received deductions.

  The fund designates $2,673 of the dividend distribution for the fiscal year ended 12/31/05 as qualified dividends for the purpose of the maximum rate under Section 1 (h) (ii) of the Internal Revenue Code.

b The tax-basis components of distributions paid are:

  CURRENT PERIOD
  Ordinary income                            $2,644
  Long-term capital gains                       $--

  PRIOR PERIOD
  Ordinary income                            $1,720
  Long-term capital gains                       $--

c Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

d Includes distributable net investment income in the amount of $2,495 and $2,649 at the end of the current period and prior period, respectively.


                                                         See financial notes. 17

SCHWAB S&P 500 INDEX PORTFOLIO

FINANCIAL NOTES unaudited

BUSINESS STRUCTURE OF THE FUND

THE FUND DISCUSSED IN THIS REPORT IS A SERIES OF SCHWAB ANNUITY PORTFOLIOS, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the fund in this report and its trust.

THE FUND OFFERS ONE SHARE CLASS. Shares are bought and sold at net asset value
(NAV), which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trust may issue as many shares as necessary.

The fund is intended as an investment vehicle for variable annuity contracts and variable life insurance policies to be offered by separate accounts of participating life insurance companies and for pension and retirement plans qualified under the Internal Revenue Code of 1986, as amended.

FUND OPERATIONS

Most of the fund's investments are described earlier in this report. However, there are certain other fund operations and policies that may affect the fund's financials, as described below. Other policies concerning the fund's business operations also are described here.

THE FUND PAYS DIVIDENDS from net investment income and makes distributions from net capital gains once a year.

THE FUND MAY INVEST IN FUTURES CONTRACTS. Futures contracts involve certain risks because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for the fund to close out a position in a futures contract due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities.

Because futures carry inherent risks, the fund must give the broker a deposit of cash and/or securities (the "initial margin") whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount.

Futures are traded publicly on exchanges, and their market value changes daily. The fund records the change in market value of futures, and also the change in the amount of margin deposit required ("due to/from broker").

THE FUND MAY LOAN SECURITIES TO CERTAIN BROKERS, DEALERS AND OTHER FINANCIAL INSTITUTIONS WHO PAY THE FUND NEGOTIATED FEES. The fund receives cash, letters of credit or U.S. government securities as collateral on these loans. All of the cash collateral received is reinvested in high quality, short-term investments.

  THE TRUST AND ITS FUNDS

  This list shows all of the funds included in Schwab Annuity Portfolios. The fund discussed in this report is highlighted.

  SCHWAB ANNUITY PORTFOLIOS
    organized January 21, 1994

    Schwab Money Market Portfolio
    Schwab MarketTrack Growth Portfolio II
    SCHWAB S&P 500 INDEX PORTFOLIO

SCHWAB S&P 500 INDEX PORTFOLIO

The value of the collateral must be at least 102% of the market value of the loaned securities as of the first day of the loan, and at least 100% each day thereafter.

THE FUND PAYS FEES TO AFFILIATES OF THE INVESTMENT ADVISER FOR VARIOUS SERVICES. Through its trust, the fund has agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent, shareholder services and transaction services.

Although these agreements specify certain fees for these services, CSIM has made additional agreements with the fund that may limit the total expenses charged. The rates and limitations for these fees are described in the fund's Statement of Operations.

THE FUND MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING RELATED PARTIES. For instance, the fund may own shares of The Charles Schwab Corporation if that company is included in an index, which the fund uses as part of an indexing strategy.

The fund may make direct transactions with certain other Schwab Funds(R) when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions within the Schwab Funds(R). All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds(R).

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund's Statement of Operations.

THE FUND MAY BORROW MONEY FROM BANKS AND CUSTODIANS. The fund may obtain temporary bank loans through the trust to which the fund belongs to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The trust has custodian overdraft facilities and line of credit arrangements of $150 million and $100 million with PNC Bank, N.A. and Bank of America, N.A., respectively. The fund pays interest on the amounts it borrows at rates that are negotiated periodically.

  AMOUNT                                                               WEIGHTED
OUTSTANDING                           AVERAGE                           AVERAGE
AT 12/31/05                         BORROWING*                         INTEREST
($ x 1,000)                         ($ x 1,000)                        RATE* (%)
--------------------------------------------------------------------------------
    --                                  370                              3.85

* Based on the number of days for which the borrowing is outstanding.

THE FUND INTENDS TO MEET FEDERAL INCOME TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains (if any) to the participating insurance company separate accounts each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax. The net investment income and net realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatments of losses on wash sales.

SCHWAB S&P 500 INDEX PORTFOLIO

UNDER THE FUND'S ORGANIZATIONAL DOCUMENTS, ITS OFFICERS AND TRUSTEES ARE INDEMNIFIED AGAINST CERTAIN LIABILITY ARISING OUT OF THE PERFORMANCE OF THEIR DUTIES TO THE FUND. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss to be remote.

ACCOUNTING POLICIES

The following are the main policies the fund uses in preparing its financial statements.

THE FUND VALUES THE SECURITIES IN ITS PORTFOLIO EVERY BUSINESS DAY. The fund uses the following policies to value various types of securities:

- SECURITIES TRADED ON AN EXCHANGE OR OVER-THE-COUNTER: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate.

- SECURITIES FOR WHICH NO MARKET QUOTATIONS ARE READILY AVAILABLE or when a significant event has occurred between the time of the security's last close and the time that a fund calculates net asset value: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees and the Pricing Committee. Some of the more common reasons that may necessitate that a security be valued at fair value include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price.

- FUTURES: open contracts are valued at their settlement prices as of the close of their exchanges. When the fund closes out a futures position, it calculates the difference between the value of the position at the beginning and at the end, and records a realized gain or loss accordingly.

- SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

DIVIDENDS AND DISTRIBUTIONS FROM PORTFOLIO SECURITIES are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date.

INCOME FROM INTEREST AND THE ACCRETION OF DISCOUNTS is recorded as it accrues.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date.

EXPENSES that are specific to the fund are charged directly to the fund. Expenses that are common to all funds within a trust generally are allocated among the funds in proportion to their average daily net assets.

SCHWAB S&P 500 INDEX PORTFOLIO

THE FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, the fund also keeps certain assets in segregated accounts, as may be required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF:
Schwab S&P 500 Index Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab S&P 500 Index Portfolio (one of the portfolios constituting Schwab Annuity Portfolios, hereafter referred to as the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
San Francisco, California
February 14, 2006

TRUSTEES AND OFFICERS

      A fund's Board of Trustees is responsible for protecting the interests of that fund's shareholders. The tables below give information about the people who serve as trustees and officers for the Schwab Funds(R), including the funds covered in this report. Trustees remain in office until they resign, retire or are removed by shareholder vote. 1

      Under the Investment Company Act of 1940, any officer, director, or employee of Schwab or CSIM is considered an "interested person," meaning that he or she is considered to have a business interest in Schwab or CSIM. These individuals are listed as "interested trustees." The "independent trustees" are individuals who, under the 1940 Act, are not considered to have a business interest in Schwab or CSIM.

      Each of the 56 Schwab Funds belongs to one of these trusts: The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust or Schwab Annuity Portfolios. Currently all these trusts have the same trustees and officers. The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

INDEPENDENT TRUSTEES

NAME AND
YEAR OF BIRTH            TRUSTEE SINCE                  MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
MARIANN BYERWALTER       2000 (all trusts).             Chairman, JDN Corp. Advisory LLC (real estate). Until 2001: Special Advisor
1960                                                    to the President, Stanford University. From 1996-2001: Vice President of
                                                        Business Affairs, Chief Financial Officer, Stanford University.

                                                        Ms. Byerwalter is on the Boards of Stanford University, America First Cos.
                                                        (venture capital/fund management), Redwood Trust, Inc. (mortgage finance),
                                                        Stanford Hospitals and Clinics, SRI International (research), PMI Group,
                                                        Inc. (mortgage insurance), Lucile Packard Children's Hospital, Pacific Life
                                                        Insurance Company (insurance), Laudus Trust and Laudus Variable Insurance
                                                        Trust, both of which are managed by CSIM or its affiliates and are included in the Schwab mutual fund complex. 2


1 The Schwab Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

2 This includes 10 series of the Laudus Trust and the sole series of the Laudus
  Variable Insurance Trust, both of which are managed by CSIM or its affiliates and are included in the Schwab mutual fund complex.

INDEPENDENT TRUSTEES continued

NAME AND
YEAR OF BIRTH            TRUSTEE SINCE                  MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
DONALD F. DORWARD        Family of Funds, 1989;         Chief Executive Officer, Dorward & Associates (corporate management,
1931                     Investments, 1991;             marketing and communications consulting). Until 1999: Executive Vice
                         Capital Trust, 1993;           President, Managing Director, Grey Advertising. Until 1996: President, Chief
                         Annuity Portfolios, 1994.      Executive Officer, Allen & Dorward Advertising.
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM A. HASLER        2000 (all trusts).             Dean Emeritus of the Haas School of Business, University of California,
1941                                                    Berkeley. Until 2/04, Co-Chief Executive Officer, Aphton Corporation
                                                        (bio-pharmaceuticals). Prior to 8/98, Dean of the Haas School of Business,
                                                        University of California, Berkeley (higher education).

                                                        Mr. Hasler is on the Boards of Aphton Corporation (bio-pharmaceuticals),
                                                        Mission West Properties (commercial real estate), Stratex Networks
                                                        (network equipment), TOUSA (home building), Genitope Corp.
                                                        (bio-pharmaceuticals), Laudus Trust and Laudus Variable Insurance
                                                        Trust, both of which are managed by CSIM or its affiliates and are included in the Schwab mutual fund complex. 3 Non-Executive Chairman,
                                                        Solectron Corporation (manufacturing).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT G. HOLMES         Family of Funds, 1989;         Chairman, Chief Executive Officer, Director, Semloh Financial, Inc.
1931                     Investments, 1991;             (international financial services and investment advisory firm).
                         Capital Trust, 1993;
                         Annuity Portfolios,1994.
------------------------------------------------------------------------------------------------------------------------------------
GERALD B. SMITH          2000 (all trusts).             Since 1990, Chairman and Chief Executive Officer and founder of Smith Graham
1950                                                    & Co. (investment advisors).

                                                        Mr. Smith is on the Board of Cooper Industries (electrical products, tools and hardware); Chairman, Texas Southern University Foundation; Executive
                                                        Committee and Board Member, MD Anderson Cancer Center; Chairman of the audit committee of Northern Border Partners, M.L.P. (energy).
------------------------------------------------------------------------------------------------------------------------------------
DONALD R. STEPHENS       Family of Funds, 1989;         Managing Partner, D.R. Stephens & Co. (investments). Until 1996: Chairman,
1938                     Investments, 1991;             Chief Executive Officer, North American Trust (real estate investment
                         Capital Trust, 1993;           trust).
                         Annuity Portfolios, 1994.

------------------------------------------------------------------------------------------------------------------------------------
MICHAEL W. WILSEY        Family of Funds, 1989;         Chairman, Chief Executive Officer, Wilsey Bennett, Inc. (real estate
1943                     Investments, 1991;             investment and management, and other investments).
                         Capital Trust, 1993;
                         Annuity Portfolios, 1994.

3 This includes 10 series of the Laudus Trust and the sole series of the Laudus
  Variable Insurance Trust, both of which are managed by CSIM or its affiliates and are included in the Schwab mutual fund complex.

INTERESTED TRUSTEES

NAME AND                 TRUST POSITION(s);
YEAR OF BIRTH            TRUSTEE SINCE                  MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB 4      Chairman, Trustee:             Chairman, Chief Executive Officer and Director, The Charles Schwab
1937                     Family of Funds, 1989;         Corporation, Charles Schwab & Co., Inc.; Chairman and Director, Charles
                         Investments, 1991;             Schwab Investment Management, Inc., Charles Schwab Bank, N.A.; Chairman and
                         Capital Trust, 1993;           Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International
                         Annuity Portfolios, 1994.      Holdings, Inc.; Chief Executive Officer and Director, Schwab Holdings, Inc.;
                                                        Director, U.S. Trust Company, N.A., U.S. Trust Corporation, United States
                                                        Trust Company of New York. Until 5/03, Co-Chief Executive Officer, The
                                                        Charles Schwab Corporation.

                                                        Trustee, Charles and Helen Schwab Foundation; Chairman, All Kinds of
                                                        Minds Institute (education), Trustee, Stanford University; Chairman and Director, Charles Schwab Foundation; Chairman of the Finance
                                                        Committee, San Francisco Museum of Modern Art.
------------------------------------------------------------------------------------------------------------------------------------
RANDALL W. MERK 4        Trustee, 2005                  Executive Vice President and President, Asset Management Products &
1954                     (all trusts).                  Services, Charles Schwab & Co., Inc.; Director, Charles Schwab Asset
                                                        Management (Ireland) Limited. From 9/02 to 7/04, President and Chief
                                                        Executive Officer, Charles Schwab Investment Management, Inc. and Executive
                                                        Vice President, Charles Schwab & Co., Inc. Prior to 9/02, President and
                                                        Chief Investment Officer, American Century Investment Management; Director,
                                                        American Century Companies, Inc. Until 6/01, Chief Investment Officer, Fixed
                                                        Income, American Century Companies, Inc.

OFFICERS OF THE TRUST

NAME AND
YEAR OF BIRTH            TRUST OFFICE(s) HELD           MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
EVELYN DILSAVER          President, Chief               Executive Vice President, President, Director, Charles Schwab Investment
1955                     Executive Officer              Management, Inc. Vice President, Laudus Trust and Laudus Variable Insurance
                         (all trusts).                  Trust. Until 7/04: Senior Vice President, Asset Management Products &
                                                        Services Enterprise. Until 6/03: Executive Vice President, Chief Financial
                                                        Officer, Chief Administrative Officer, U.S. Trust.
------------------------------------------------------------------------------------------------------------------------------------
STEPHEN B. WARD          Senior Vice President,         Senior Vice President, Chief Investment Officer, Director, Charles Schwab
1955                     Chief Investment               Investment Management, Inc.; Chief Investment Officer, The Charles Schwab
                         Officer (all trusts).          Trust Co.

4 In addition to their positions with the investment adviser and the distributor, Messrs. Schwab and Merk also own stock of the Charles Schwab Corporation.

OFFICERS OF THE TRUST continued

NAME AND
YEAR OF BIRTH            TRUST OFFICE(s) HELD           MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
KIMON DAIFOTIS           Senior Vice President,         Senior Vice President and Chief Investment Officer, Fixed Income, Charles
1959                     Chief Investment               Schwab Investment Management, Inc. Until 6/04: Vice President and Senior
                         Officer (all trusts).          Portfolio Manager, Charles Schwab Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
JEFFREY MORTIMER         Senior Vice President,         Senior Vice President, Chief Investment Officer, Equities, Charles Schwab
1963                     Chief Investment               Investment Management, Inc.; Vice President, Chief Investment Officer,
                         Officer (all trusts).          Laudus Trust and Laudus Variable Insurance Trust. Until 5/04: Vice President
                                                        and Senior Portfolio Manager, Charles Schwab Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
RANDALL FILLMORE         Chief Compliance               Senior Vice President, Institutional Compliance and Chief Compliance
1960                     Officer (all trusts).          Officer, Charles Schwab Investment Management, Inc.; Chief Compliance
                                                        Officer, Laudus Trust and Laudus Variable Insurance Trust. Until 9/03: Vice
                                                        President, Charles Schwab & Co., Inc. and Charles Schwab Investment
                                                        Management, Inc. Until 2002: Vice President, Internal Audit, Charles Schwab
                                                        & Co., Inc.
------------------------------------------------------------------------------------------------------------------------------------
KOJI E. FELTON           Secretary (all trusts).        Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab
1961                                                    Investment Management, Inc.; Senior Vice President and Deputy General
                                                        Counsel, Charles Schwab & Co., Inc. Prior to 6/98, Branch Chief in
                                                        Enforcement at U.S. Securities and Exchange Commission in San Francisco.
------------------------------------------------------------------------------------------------------------------------------------
GEORGE PEREIRA           Treasurer, Principal           Senior Vice President and Chief Financial Officer, Charles Schwab Investment
1964                     Financial Officer              Management, Inc.; Director, Charles Schwab Asset Management (Ireland)
                         (all trusts).                  Limited. From 12/99 to 11/04, Senior Vice President, Financial Reporting,
                                                        Charles Schwab & Co., Inc.

                    [CHARLES SCHWAB LOGO]

LARGE-CAP BLEND

                    SCHWAB MARKETTRACK
                    GROWTH PORTFOLIO II(TM)

                    BALANCED

                    ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2005

An investor should consider a fund's investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the fund's prospectus. Please call 1-888-311-4887 for a prospectus. Please read the prospectus carefully before you invest.

PROXY VOTING POLICIES, PROCEDURES AND RESULTS

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab's website at www.schwab.com/schwabfunds, the SEC's website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab's website at www.schwab.com/schwabfunds or the SEC's website at http://www.sec.gov.

The industry/sector classification of the fund's portfolio holdings uses the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's. GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc.

MANAGEMENT'S DISCUSSION for the year ended December 31, 2005

[PHOTO OF LARRY MANO]

LARRY MANO, a vice president and senior portfolio manager of the investment adviser, is responsible for the overall management of the portfolio. Prior to joining the firm in 1998, he worked for 20 years in equity management.

[PHOTO OF TOM BROWN]

TOM BROWN, an associate portfolio manager of the investment adviser, is a day-to-day manager of the equity portions of the portfolio. He joined Schwab in 1995, became a trader in 1999, and was named to his current position in 2004.

THE INVESTMENT ENVIRONMENT AND THE FUND

Despite having witnessed a turbulent year in the news, the markets remained in a steady growth mode and ended the one-year report period with positive results. Oil prices hit highs never seen before and the Federal Reserve continued to raise short-term interest rates to curb inflationary pressures, raising the rates eight consecutive times in the one-year report period and bringing the benchmark rate up to 4.25%. The moves had a limited impact on overall economic growth, due primarily to the low level of rates from which the increases began.

Regardless of the concerns of high energy prices, which remained a significant headwind for economic performance throughout the period, corporate earnings remained strong throughout the year. Additionally, with the unemployment rate hovering around 5% and GDP growth around 3.5%, job and income growth remained positive and investors remained optimistic. Productivity gains and more restrictive monetary policy kept a lid on core inflation. The productivity gains, coupled with foreign investors buying large amounts of U.S. government securities, helped to contain increases in long-term interest rates. These conditions caused the dollar to rally, which took pressure off the price of imported goods.

The big news for the past two quarters was the impact of Hurricanes Katrina and Rita. The devastation caused by these storms was particularly heavy with respect to the energy infrastructures in the South. Oil prices rose sharply in the aftermath of the hurricanes, with crude oil peaking above $71 per barrel in early September, although softening oil demand and quick action by the federal government to release Strategic Petroleum Reserves led to a subsequent decline off that peak. During the fourth quarter, oil had dropped to as low as $58 a barrel, but then rebounded back to $64 as of the end of the period. While the full economic effect of the hurricanes remains unknown, the damage appears to be limited to the regions in the hurricanes' path and to the energy infrastructures in those areas.

ASSET CLASS PERFORMANCE COMPARISON % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

 3.00% THREE-MONTH U.S. TREASURY BILLS (T-BILLS): measures short-term U.S.
       Treasury obligations

 2.43% LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX:
       measures the U.S. bond market

 4.91% S&P 500(R) INDEX: measures U.S. large-cap stocks

 4.55% RUSSELL 2000(R) INDEX: measures U.S. small-cap stocks

13.54% MSCI EAFE(R) INDEX: measures (in U.S. dollars) large-cap stocks in
       Europe, Australasia and the Far East

[LINE GRAPH]

                     THREE-MONTH        LEHMAN BROTHERS                            RUSSELL              MSCI
                    U.S. TREASURY       U.S. AGGREGATE        S&P 500(R)           2000(R)             EAFE(R)
                   BILLS (T-BILLS)        BOND INDEX            INDEX               INDEX               INDEX
31-Dec-04                0.00                0.00                0.00                0.00                0.00
07-Jan-05                0.03               -0.20               -2.08               -5.87               -2.71
14-Jan-05                0.07                0.15               -2.20               -5.20               -2.49
31-Dec-04                0.00                0.00                0.00                0.00                0.00
07-Jan-05                0.03               -0.20               -2.08               -5.87               -2.71
14-Jan-05                0.07                0.15               -2.20               -5.20               -2.49
21-Jan-05                0.12                0.57               -3.56               -6.18               -3.32
28-Jan-05                0.15                0.58               -3.26               -5.86               -2.55
04-Feb-05                0.20                0.93               -0.60               -2.09               -0.98
11-Feb-05                0.24                0.92               -0.33               -2.48               -0.32
18-Feb-05                0.28                0.40               -0.61               -3.18                1.11
25-Feb-05                0.32                0.36                0.26               -2.02                1.69
04-Mar-05                0.37                0.33                1.19               -0.87                3.51
11-Mar-05                0.42               -0.54               -0.59               -3.62                3.61
18-Mar-05                0.46               -0.46               -1.44               -4.26                2.28
25-Mar-05                0.51               -0.90               -2.94               -5.37               -0.08
01-Apr-05                0.57               -0.27               -2.78               -5.88                0.02
08-Apr-05                0.63               -0.39               -2.06               -5.98                0.45
15-Apr-05                0.68                0.44               -5.24              -10.58               -1.26
22-Apr-05                0.73                0.67               -4.44               -9.22               -1.04
29-Apr-05                0.79                0.87               -4.00              -10.76               -2.51
06-May-05                0.84                0.68               -2.77               -8.10               -0.78
13-May-05                0.90                1.15               -4.13              -10.31               -3.08
20-May-05                0.96                1.23               -1.16               -6.07               -2.85
27-May-05                1.00                1.62               -0.34               -4.89               -1.89
03-Jun-05                1.05                2.12               -0.54               -4.36               -1.82
10-Jun-05                1.10                1.84               -0.34               -3.41               -1.90
17-Jun-05                1.16                1.82                1.27               -0.62               -0.15
24-Jun-05                1.22                2.55               -0.82               -2.74               -0.98
01-Jul-05                1.26                2.13               -0.54               -0.73               -1.59
08-Jul-05                1.33                1.95                0.94                2.24               -1.98
15-Jul-05                1.38                1.84                2.30                2.50               -0.15
22-Jul-05                1.43                1.72                2.79                4.68                0.74
29-Jul-05                1.50                1.58                2.88                5.00                1.86
05-Aug-05                1.54                1.14                2.26                2.41                2.62
12-Aug-05                1.61                1.82                2.65                2.01                6.10
19-Aug-05                1.68                1.98                1.82                0.86                4.12
26-Aug-05                1.74                2.13                0.61                0.27                4.21
02-Sep-05                1.81                2.92                1.75                2.57                7.12
09-Sep-05                1.88                2.56                3.73                4.86                8.21
16-Sep-05                1.94                2.08                3.48                3.96                7.65
23-Sep-05                2.02                2.16                1.61                1.41                6.64
30-Sep-05                2.09                1.82                2.77                3.38                9.08
07-Oct-05                2.14                1.77                0.06               -0.23                6.85
14-Oct-05                2.19                1.23               -0.70               -1.95                6.04
21-Oct-05                2.27                1.74               -1.27               -2.01                3.59
28-Oct-05                2.33                0.97                0.33               -1.58                4.63
04-Nov-05                2.39                0.51                2.20                1.98                6.80
11-Nov-05                2.45                1.02                3.50                3.33                7.32
18-Nov-05                2.54                1.32                4.69                4.20                7.95
25-Nov-05                2.62                1.78                6.38                5.98                8.76
02-Dec-05                2.69                1.36                6.19                7.10               10.30
09-Dec-05                2.78                1.47                5.74                6.84               11.37
16-Dec-05                2.86                2.03                6.44                6.00               13.53
23-Dec-05                2.95                2.41                6.60                6.53               14.08
30-Dec-05                3.00                2.43                4.91                4.55               13.54

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Charles Schwab & Co., Inc.

Source of Sector Classification: S&P and MSCI.


                                        Schwab MarketTrack Growth Portfolio II 1

MANAGEMENT'S DISCUSSION continued

[PHOTO OF MATTHEW HASTINGS, CFA]

MATTHEW HASTINGS, CFA, a vice president and senior portfolio manager, has day-to-day co-management responsibility for the portfolio. He joined the firm in 1999 and has worked in fixed income and asset management since 1996.

Another significant event that happened during the report period was the appointment of Ben Bernanke to succeed Alan Greenspan as Chairman of the Federal Reserve Board. Although he had not yet been confirmed into office as of the end of the report period, Bernanke's experience on the Federal Open Market Committee and his expertise in monetary economics has eased the concerns of the markets and caused investors to expect a smooth transition.

Despite tragic hurricanes, rising interest rates, and soaring energy prices, the funds and their respective benchmarks have held up extremely well. The S&P 500(R) Index posted gains of 4.91% for the one-year period ending on December 31, 2005 while the Russell 2000(R) Index also displayed a positive return of 4.55%. As improving fundamentals and attractive valuations have strengthened investor interest in emerging markets, the MSCI EAFE(R) (Morgan Stanley Capital International, Inc. Europe, Australasia and Far East) Index also had an impressive return of 13.54% for the one-year report period.

Although bonds did not fare nearly as well as equities this period, performance was still positive, up by 2.43%, as measured by the Lehman Brothers U.S. Aggregate Bond Index. This differential is not unusual, given that we appeared to be in the midst of an economic recovery during the period. When the economy is strong and job growth is robust, investors expect to see inflation, which generally leads to higher interest rates and ultimately brings down prices for bonds. In summary, the markets have seen quite a few events with the potential to diminish investor confidence, but as of the end of the period, significant negative impacts had not materialized.

THE SCHWAB MARKETTRACK GROWTH PORTFOLIO II incorporates a mix of different asset classes. Accordingly, its returns over a given period will reflect a blend of the returns of those asset classes, and will depend on their relative weightings within the portfolio. By spreading its exposure over various asset classes, The MarketTrack Growth Portfolio II is designed to provide more stable returns while seeking to reduce risk over various market cycles.

The portfolio was up 5.77% for the one-year period, compared to a 7.10% return for the Growth Composite Index. The portfolio has an 80% target stock allocation that is divided amongst large-cap, small-cap, and international stocks. The 20% target allocation to fixed income is designed to reduce volatility and risk over the long term. In this report period, due to strong equity markets and increased interest in emerging markets, the fund benefited from its emphasis on equities.

Past performance does not indicate future results.

Source of Sector Classification: S&P and MSCI.

Small company stocks are subject to greater volatility than other asset categories. Foreign securities can involve risks such as political and economic instability and currency risk.

All portfolio and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The portfolio's share price and principal values change and when you sell your shares they may be worth more or less than what you paid for them.

Nothing in this report represents a recommendation of a security by the investment adviser. Manager views and portfolio holdings may have changed since the report date.

Portfolio returns do not reflect the additional fees and expenses imposed by the insurance company under the variable insurance product contract.

Portfolio expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the portfolio's returns would have been lower.


2 Schwab MarketTrack Growth Portfolio II

SCHWAB MARKETTRACK GROWTH PORTFOLIO II

PERFORMANCE as of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This chart compares performance of the portfolio with a benchmark and the portfolio's Morningstar category.

[BAR CHART]

                                                                        Fund Category:
                                                  Benchmark: GROWTH       MORNINGSTAR
                                    PORTFOLIO      COMPOSITE INDEX      LARGE-CAP BLEND
1 YEAR                                 5.77%             7.10%               4.68%
5 YEARS                                3.02%             3.43%              -0.95%
SINCE INCEPTION: (11/1/96)             7.49%             7.67%                n/a

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1, 2

This graph shows performance since inception of a hypothetical $10,000 investment in the portfolio, compared with a similar investment in a benchmark and two additional indices.

$19,390 PORTFOLIO

$19,683 GROWTH COMPOSITE INDEX

$20,479 S&P 500(R) INDEX

$17,700 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX

[LINE GRAPH]

                                 GROWTH                       LEHMAN BROTHERS
                                COMPOSITE      S&P 500(R)     U.S. AGGREGATE
                PORTFOLIO         INDEX          INDEX          BOND INDEX
01-Nov-96        $10,000         $10,000        $10,000           $10,000
30-Nov-96        $10,490         $10,505        $10,777           $10,178
31-Dec-96        $10,420         $10,394        $10,564           $10,083
31-Jan-97        $10,670         $10,662        $11,223           $10,115
28-Feb-97        $10,710         $10,700        $11,311           $10,140
31-Mar-97        $10,460         $10,409        $10,848           $10,027
30-Apr-97        $10,780         $10,718        $11,494           $10,178
31-May-97        $11,420         $11,331        $12,193           $10,274
30-Jun-97        $11,940         $11,791        $12,739           $10,397
31-Jul-97        $12,650         $12,423        $13,752           $10,677
31-Aug-97        $12,200         $11,944        $12,982           $10,587
30-Sep-97        $12,880         $12,530        $13,692           $10,743
31-Oct-97        $12,520         $12,117        $13,235           $10,899
30-Nov-97        $12,730         $12,341        $13,848           $10,949
31-Dec-97        $12,977         $12,520        $14,086           $11,060
31-Jan-98        $13,037         $12,702        $14,242           $11,201
28-Feb-98        $13,779         $13,421        $15,269           $11,192
31-Mar-98        $14,199         $13,916        $16,051           $11,230
30-Apr-98        $14,320         $14,052        $16,213           $11,289
31-May-98        $14,019         $13,837        $15,934           $11,396
30-Jun-98        $14,240         $14,170        $16,581           $11,493
31-Jul-98        $13,959         $14,019        $16,405           $11,517
31-Aug-98        $12,285         $12,400        $14,036           $11,705
30-Sep-98        $12,696         $12,855        $14,936           $11,979
31-Oct-98        $13,478         $13,689        $16,150           $11,915
30-Nov-98        $14,079         $14,361        $17,129           $11,983
31-Dec-98        $14,673         $15,035        $18,116           $12,019
31-Jan-99        $14,921         $15,377        $18,873           $12,104
28-Feb-99        $14,395         $14,932        $18,286           $11,893
31-Mar-99        $14,807         $15,417        $19,017           $11,958
30-Apr-99        $15,405         $15,996        $19,753           $11,996
31-May-99        $15,127         $15,603        $19,287           $11,891
30-Jun-99        $15,735         $16,205        $20,357           $11,853
31-Jul-99        $15,621         $15,982        $19,722           $11,803
31-Aug-99        $15,518         $15,907        $19,624           $11,797
30-Sep-99        $15,467         $15,721        $19,086           $11,934
31-Oct-99        $16,095         $16,450        $20,294           $11,978
30-Nov-99        $16,569         $16,898        $20,707           $11,977
31-Dec-99        $17,553         $17,963        $21,926           $11,919
31-Jan-00        $16,777         $17,283        $20,825           $11,880
29-Feb-00        $17,176         $17,644        $20,431           $12,024
31-Mar-00        $17,975         $18,449        $22,429           $12,182
30-Apr-00        $17,376         $17,675        $21,754           $12,147
31-May-00        $16,965         $17,221        $21,308           $12,141
30-Jun-00        $17,598         $17,870        $21,835           $12,394
31-Jul-00        $17,232         $17,530        $21,494           $12,506
31-Aug-00        $18,108         $18,367        $22,829           $12,688
30-Sep-00        $17,442         $17,696        $21,624           $12,768
31-Oct-00        $17,254         $17,410        $21,533           $12,852
30-Nov-00        $16,245         $16,287        $19,836           $13,063
31-Dec-00        $16,707         $16,626        $19,933           $13,306
31-Jan-01        $17,045         $17,054        $20,641           $13,523
28-Feb-01        $15,872         $15,855        $18,758           $13,640
31-Mar-01        $15,150         $15,014        $17,569           $13,708
30-Apr-01        $16,064         $15,955        $18,934           $13,651
31-May-01        $16,097         $15,950        $19,061           $13,733
30-Jun-01        $15,951         $15,669        $18,598           $13,785
31-Jul-01        $15,754         $15,515        $18,416           $14,094
31-Aug-01        $15,172         $14,909        $17,263           $14,256
30-Sep-01        $14,022         $13,831        $15,868           $14,421
31-Oct-01        $14,360         $14,158        $16,171           $14,722
30-Nov-01        $15,060         $14,884        $17,411           $14,519
31-Dec-01        $15,303         $15,049        $17,565           $14,426
31-Jan-02        $14,962         $14,796        $17,308           $14,543
28-Feb-02        $14,773         $14,657        $16,974           $14,684
31-Mar-02        $15,350         $15,165        $17,612           $14,441
30-Apr-02        $14,997         $14,787        $16,545           $14,721
31-May-02        $14,867         $14,739        $16,423           $14,846
30-Jun-02        $14,184         $14,021        $15,253           $14,975
31-Jul-02        $13,112         $13,091        $14,065           $15,156
31-Aug-02        $13,206         $13,166        $14,157           $15,412
30-Sep-02        $12,193         $12,124        $12,618           $15,662
31-Oct-02        $12,829         $12,803        $13,728           $15,590
30-Nov-02        $13,418         $13,382        $14,537           $15,585
31-Dec-02        $12,940         $12,890        $13,683           $15,908
31-Jan-03        $12,567         $12,590        $13,325           $15,922
28-Feb-03        $12,387         $12,431        $13,125           $16,142
31-Mar-03        $12,411         $12,466        $13,252           $16,129
30-Apr-03        $13,314         $13,340        $14,344           $16,263
31-May-03        $14,072         $14,028        $15,100           $16,565
30-Jun-03        $14,252         $14,217        $15,294           $16,532
31-Jul-03        $14,481         $14,420        $15,563           $15,977
31-Aug-03        $14,794         $14,712        $15,866           $16,082
30-Sep-03        $14,818         $14,764        $15,698           $16,508
31-Oct-03        $15,528         $15,469        $16,587           $16,355
30-Nov-03        $15,769         $15,674        $16,732           $16,394
31-Dec-03        $16,431         $16,366        $17,609           $16,561
31-Jan-04        $16,686         $16,651        $17,933           $16,694
29-Feb-04        $16,881         $16,902        $18,183           $16,874
31-Mar-04        $16,808         $16,832        $17,908           $17,001
30-Apr-04        $16,406         $16,476        $17,627           $16,559
31-May-04        $16,552         $16,614        $17,868           $16,492
30-Jun-04        $16,906         $16,909        $18,215           $16,586
31-Jul-04        $16,382         $16,438        $17,612           $16,751
31-Aug-04        $16,431         $16,533        $17,682           $17,071
30-Sep-04        $16,759         $16,804        $17,873           $17,117
31-Oct-04        $17,064         $17,113        $18,147           $17,260
30-Nov-04        $17,819         $17,808        $18,882           $17,122
31-Dec-04        $18,332         $18,379        $19,524           $17,280
31-Jan-05        $17,938         $18,038        $19,047           $17,389
28-Feb-05        $18,308         $18,405        $19,447           $17,286
31-Mar-05        $17,987         $18,105        $19,103           $17,198
30-Apr-05        $17,605         $17,813        $18,740           $17,430
31-May-05        $18,074         $18,263        $19,336           $17,618
30-Jun-05        $18,258         $18,427        $19,363           $17,715
31-Jul-05        $18,850         $18,981        $20,084           $17,554
31-Aug-05        $18,875         $19,005        $19,901           $17,779
30-Sep-05        $19,047         $19,227        $20,062           $17,596
31-Oct-05        $18,690         $18,895        $19,727           $17,457
30-Nov-05        $19,220         $19,460        $20,473           $17,533
31-Dec-05        $19,390         $19,683        $20,479           $17,700

  All portfolio and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The portfolio's share price and principal values change, and when you sell your shares, they may be worth more or less than what you paid for them. Past performance does not indicate future results. Performance results less than one year are not annualized.

1 Portfolio expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the portfolio's returns would have been lower. Portfolio returns do not reflect the additional fees and expenses imposed by the insurance company under the variable insurance product contract. If those contract fees and expenses were included, the returns would be less than those shown. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

2 The Growth Composite Index is based on a comparable portfolio asset allocation and calculated using the following portion allocations: 60% Dow Jones Wilshire 5000 Composite Index(SM), 20% MSCI EAFE(R) Index, 15% Lehman Brothers U.S. Aggregate Bond Index, and 5% Morningstar 3-Month T-Bill Index.


                                        Schwab MarketTrack Growth Portfolio II 3

SCHWAB MARKETTRACK GROWTH PORTFOLIO II

PORTFOLIO FACTS as of 12/31/05

STYLE ASSESSMENT 1

[GRAPHIC]

                             INVESTMENT STYLE
                     Value         Blend        Growth
MARKET CAP
  Large              / /           /X/           / /
  Medium             / /           / /           / /
  Small              / /           / /           / /

STATISTICS

NUMBER OF HOLDINGS                                                         516
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($ x 1,000,000)                              $60,714
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                                                21.3
--------------------------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                                                     2.7
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                     5%
--------------------------------------------------------------------------------

TOP HOLDINGS 2

                                                                         % OF
SECURITY                                                              NET ASSETS
--------------------------------------------------------------------------------
(1)   SCHWAB INTERNATIONAL INDEX FUND(R), Select Shares(R)               20.5%
--------------------------------------------------------------------------------
(2)   SCHWAB SMALL-CAP INDEX FUND(R), Select Shares                      19.8%
--------------------------------------------------------------------------------
(3)   SCHWAB TOTAL BOND MARKET FUND(TM)                                  15.2%
--------------------------------------------------------------------------------
(4)   SCHWAB VALUE ADVANTAGE MONEY FUND(R), Select Shares                 3.3%
--------------------------------------------------------------------------------
(5)   GENERAL ELECTRIC CO.                                                1.3%
--------------------------------------------------------------------------------
(6)   EXXON MOBIL CORP.                                                   1.3%
--------------------------------------------------------------------------------
(7)   CITIGROUP, INC.                                                     0.9%
--------------------------------------------------------------------------------
(8)   MICROSOFT CORP.                                                     0.9%
--------------------------------------------------------------------------------
(9)   PROCTER & GAMBLE CO.                                                0.7%
--------------------------------------------------------------------------------
(10)  BANK OF AMERICA CORP.                                               0.7%
--------------------------------------------------------------------------------
      TOTAL                                                              64.6%

ASSET CLASS WEIGHTINGS % of Investments

This chart shows the portfolio's asset class composition as of the report date.

[PIE CHART]

40.4% LARGE-CAP STOCKS
20.4% INTERNATIONAL STOCKS
19.8% SMALL-CAP STOCKS
15.1% BONDS
 4.3% SHORT-TERM INVESTMENTS

  Portfolio holdings may have changed since the report date.

  Source of Sector Classification: S&P and MSCI.

1 Source: Morningstar, Inc. This style assessment is the result of evaluating the stock portion of the portfolio based on a ten-factor model for value and growth characteristics. The portfolio's market capitalization placement is determined by the geometric mean of its holdings' market capitalizations. The assessment reflects the portfolio as of 12/31/05, which may have changed since then, and is not a precise indication of risk or performance--past, present, or future.

2 This list is not a recommendation of any security by the investment adviser.


4 Schwab MarketTrack Growth Portfolio II

PORTFOLIO EXPENSES (unaudited)

EXAMPLES FOR A $1,000 INVESTMENT

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six-months beginning July 1, 2005 and held through December 31, 2005.

ACTUAL RETURN lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value / $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL RETURN lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

                                                                 ENDING
                                              BEGINNING      ACCOUNT VALUE          EXPENSES
                           EXPENSE RATIO 1  ACCOUNT VALUE  (Net of Expenses)  PAID DURING PERIOD 2
                            (Annualized)      at 7/1/05       at 12/31/05       7/1/05-12/31/05
---------------------------------------------------------------------------------------------------
SCHWAB MARKETTRACK
GROWTH PORTFOLIO II
 Actual Return                  0.47%          $1,000          $1,062.00              $2.44
 Hypothetical 5% Return         0.47%          $1,000          $1,022.84              $2.40

1 Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

2 Expenses for the portfolio are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.


                                        Schwab MarketTrack Growth Portfolio II 5

SCHWAB MARKETTRACK GROWTH PORTFOLIO II

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                     1/1/05-    1/1/04-     1/1/03-    1/1/02-     1/1/01-
                                                    12/31/05   12/31/04    12/31/03   12/31/02    12/31/01
-----------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                14.87      13.49       10.75      12.99      14.81
                                                    -------------------------------------------------------
Income or loss from investment operations:
   Net investment income                               0.24       0.21        0.16       0.17       0.18
   Net realized and unrealized gains or losses         0.62       1.35        2.74      (2.17)     (1.43)
                                                    -------------------------------------------------------
   Total income or loss from investment operations     0.86       1.56        2.90      (2.00)     (1.25)

Less distributions:
   Dividends from net investment income               (0.20)     (0.18)      (0.16)     (0.20)     (0.35)
   Distributions from net realized gains                 --         --          --      (0.04)     (0.22)
                                                    -------------------------------------------------------
   Total distributions                                (0.20)     (0.18)      (0.16)     (0.24)     (0.57)
                                                    -------------------------------------------------------
Net asset value at end of period                      15.53      14.87       13.49      10.75      12.99
                                                    -------------------------------------------------------
Total return (%)                                       5.77      11.58       26.97     (15.44)     (8.40)

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses 1                            0.48       0.50        0.50       0.50       0.50
   Gross operating expenses 1                          0.68       0.69        0.87       1.00       0.82
   Net investment income                               1.66       1.52        1.70       1.59       1.67
Portfolio turnover rate                                   5          8          10         30         13
Net assets, end of period ($ x 1,000,000)                37         34          30         20         22

1 The expense incurred by underlying funds in which the portfolio invests are not included in this ratio.

  The income received by the portfolio from underlying funds is reduced by those expenses.


6 See financial notes.

SCHWAB MARKETTRACK GROWTH PORTFOLIO II

PORTFOLIO HOLDINGS as of December 31, 2005

This section shows all the securities in the fund's portfolio by industry classification and their value, as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on the fund's most recent Form N-Q is available by visiting Schwab's website at www.schwab.com/schwabfunds.

We use the symbols below to designate certain characteristics of the securities. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 o  Non-income producing security

 /  Issuer is affiliated with the fund's adviser

                                                  COST                  VALUE
HOLDINGS BY CATEGORY                          ($ x 1,000)            ($ x 1,000)
--------------------------------------------------------------------------------
 58.8%  OTHER INVESTMENT
        COMPANIES                                  17,968                21,620

 40.5%  COMMON STOCK                               12,043                14,867

  1.0%  SHORT-TERM
        INVESTMENT                                    369                   369
--------------------------------------------------------------------------------
100.3%  TOTAL INVESTMENTS                          30,380                36,856

(0.3)%  OTHER ASSETS AND
        LIABILITIES, NET                                                   (107)
--------------------------------------------------------------------------------
100.0%   TOTAL NET ASSETS                                                36,749

                                                                        VALUE
     SECURITY AND NUMBER OF SHARES                                   ($ x 1,000)
     COMMON STOCK 40.5% of net assets

     AUTOMOBILES & COMPONENTS 0.2%
     ---------------------------------------------------------------------------
     Cooper Tire & Rubber Co. 100                                              2
     Dana Corp. 180                                                            1
     Ford Motor Co. 2,398                                                     19
     General Motors Corp. 650                                                 13
   o Goodyear Tire & Rubber Co. 300                                            5
     Harley-Davidson, Inc. 350                                                18
     Johnson Controls, Inc. 240                                               17
                                                                     -----------
                                                                              75
     BANKS 3.0%
     ---------------------------------------------------------------------------
     AmSouth Bancorp. 430                                                     11
(10) Bank of America Corp. 5,240                                             242
     BB&T Corp. 626                                                           26
     Comerica, Inc. 200                                                       11
     Compass Bancshares, Inc. 100                                              5
     Countrywide Financial Corp. 660                                          23
     Fannie Mae 1,345                                                         66
     Fifth Third Bancorp 667                                                  25
     First Horizon National Corp. 150                                          6
     Freddie Mac 1,000                                                        65
     Golden West Financial Corp. 350                                          23
     Huntington Bancshares, Inc. 333                                           8
     KeyCorp, Inc. 500                                                        16
     M&T Bank Corp. 140                                                       15
     Marshall & Ilsley Corp. 300                                              13
     MGIC Investment Corp. 100                                                 7
     National City Corp. 824                                                  28
     North Fork Bancorp., Inc. 600                                            16
     PNC Financial Services Group, Inc. 340                                   21
     Regions Financial Corp. 595                                              20
     Sovereign Bancorp, Inc. 500                                              11
     SunTrust Banks, Inc. 420                                                 31
     Synovus Financial Corp. 325                                               9
     U.S. Bancorp 2,474                                                       74
     Wachovia Corp. 2,282                                                    121
     Washington Mutual, Inc. 1,190                                            52
     Wells Fargo & Co. 2,200                                                 138
     Zions Bancorp. 100                                                        7
                                                                     -----------
                                                                           1,090
     CAPITAL GOODS 3.5%
     ---------------------------------------------------------------------------
     3M Co. 925                                                               72
     American Power Conversion Corp. 275                                       6
     American Standard Cos., Inc. 300                                         12
     The Boeing Co. 1,038                                                     73
     Caterpillar, Inc. 800                                                    46
     Cooper Industries Ltd., Class A 100                                       7
     Crane Co. 100                                                             4
     Cummins, Inc. 50                                                          4
     Danaher Corp. 350                                                        20
     Deere & Co. 350                                                          24
     Dover Corp. 460                                                          19
     Eaton Corp. 200                                                          13
     Emerson Electric Co. 500                                                 37
     Fluor Corp. 100                                                           8
     General Dynamics Corp. 250                                               29
 (5) General Electric Co. 13,670                                             479
     Goodrich Corp. 100                                                        4
     Honeywell International, Inc. 1,187                                      44
     Illinois Tool Works, Inc. 350                                            31


                                                          See financial notes. 7

SCHWAB MARKETTRACK GROWTH PORTFOLIO II

PORTFOLIO HOLDINGS continued

                                                                        VALUE
     SECURITY AND NUMBER OF SHARES                                    ($ x 1,000)
     Ingersoll-Rand Co., Class A 400                                           16
     ITT Industries, Inc. 100                                                  10
     L-3 Communications Holdings, Inc. 100                                      7
     Lockheed Martin Corp. 540                                                 34
     Masco Corp. 500                                                           15
   o Navistar International Corp. 300                                           9
     Northrop Grumman Corp. 428                                                26
     Paccar, Inc. 187                                                          13
     Pall Corp. 100                                                             3
     Parker Hannifin Corp. 150                                                 10
   o Power-One, Inc. 226                                                        1
     Raytheon Co. 500                                                          20
     Rockwell Automation, Inc. 200                                             12
     Rockwell Collins, Inc. 200                                                 9
     Textron, Inc. 150                                                         12
   o Thomas & Betts Corp. 80                                                    3
     Tyco International Ltd. 2,860                                             83
     United Technologies Corp. 1,260                                           70
     W.W. Grainger, Inc. 100                                                    7
                                                                      -----------
                                                                            1,292
     COMMERCIAL SERVICES & SUPPLIES 0.4%
     ----------------------------------------------------------------------------
   o ACCO Brands Corp. 41                                                       1
   o Allied Waste Industries, Inc. 400                                          3
   o Apollo Group, Inc., Class A 200                                           12
     Avery Dennison Corp. 150                                                   8
     Cendant Corp. 1,390                                                       24
     Cintas Corp. 182                                                           7
     Deluxe Corp. 100                                                           3
     Equifax, Inc. 375                                                         14
     H&R Block, Inc. 400                                                       10
   o Monster Worldwide, Inc. 95                                                 4
   o PHH Corp. 59                                                               2
     Pitney Bowes, Inc. 250                                                    11
     R.R. Donnelley & Sons Co. 300                                             10
     Robert Half International, Inc. 200                                        8
     Waste Management, Inc. 720                                                22
                                                                      -----------
                                                                              139
     CONSUMER DURABLES & APPAREL 0.6%
     ----------------------------------------------------------------------------
     Black & Decker Corp. 100                                                   9
     Brunswick Corp. 100                                                        4
     Centex Corp. 150                                                          11
   o Coach, Inc. 600                                                           20
     D.R. Horton, Inc. 330                                                     12
     Eastman Kodak Co. 300                                                      7
     Fortune Brands, Inc. 175                                                  14
     Hasbro, Inc. 200                                                           4
     Jones Apparel Group, Inc. 150                                              5
     KB Home 100                                                                7
     Leggett & Platt, Inc. 200                                                  5
     Lennar Corp., Class A 170                                                 10
     Liz Claiborne, Inc. 100                                                    3
     Mattel, Inc. 500                                                           8
     Maytag Corp. 300                                                           6
     Newell Rubbermaid, Inc. 300                                                7
     Nike, Inc., Class B 300                                                   26
     Pulte Homes, Inc. 300                                                     12
     Reebok International Ltd. 100                                              6
     Snap-On, Inc. 275                                                         10
     The Stanley Works 300                                                     14
     VF Corp. 100                                                               5
     Whirlpool Corp. 100                                                        8
                                                                      -----------
                                                                              213
     DIVERSIFIED FINANCIALS 3.4%
     ----------------------------------------------------------------------------
     American Express Co. 1,610                                                83
     Ameriprise Financial, Inc. 322                                            13
     The Bank of New York Co., Inc. 1,100                                      35
     The Bear Stearns Cos., Inc. 110                                           13
     Capital One Financial Corp. 490                                           42
 /   The Charles Schwab Corp. 1,575                                            23
     CIT Group, Inc. 200                                                       10
 (7) Citigroup, Inc. 6,722                                                    326
   o E*TRADE Financial Corp. 400                                                8
     Federated Investors, Inc., Class B 100                                     4
     Franklin Resources, Inc. 300                                              28
     Goldman Sachs Group, Inc. 562                                             72
     Janus Capital Group, Inc. 300                                              6
     JPMorgan Chase & Co. 4,586                                               182
     Lehman Brothers Holdings, Inc. 350                                        45
     MBNA Corp. 1,687                                                          46
     Mellon Financial Corp. 525                                                18
     Merrill Lynch & Co., Inc. 1,150                                           78
     Moody's Corp. 350                                                         21
     Morgan Stanley 1,530                                                      87
     Northern Trust Corp. 450                                                  23
     Principal Financial Group, Inc. 581                                       28
     SLM Corp. 550                                                             30
     State Street Corp. 400                                                    22
     T. Rowe Price Group, Inc. 150                                             11
                                                                      -----------
                                                                            1,254
     ENERGY 3.7%
     ----------------------------------------------------------------------------
     Amerada Hess Corp. 100                                                    13
     Anadarko Petroleum Corp. 295                                              28
     Apache Corp. 386                                                          26
     Baker Hughes, Inc. 431                                                    26


8 See financial notes.

SCHWAB MARKETTRACK GROWTH PORTFOLIO II

                                                                         VALUE
     SECURITY AND NUMBER OF SHARES                                    ($ x 1,000)
     BJ Services Co. 400                                                       15
     Burlington Resources, Inc. 700                                            60
     ChevronTexaco Corp. 2,915                                                165
     ConocoPhillips 1,810                                                     105
     Devon Energy Corp. 580                                                    36
     El Paso Corp. 896                                                         11
     EOG Resources, Inc. 264                                                   19
 (6) Exxon Mobil Corp. 8,290                                                  466
     Halliburton Co. 610                                                       38
     Kerr-McGee Corp. 100                                                       9
     Kinder Morgan, Inc. 156                                                   14
     Marathon Oil Corp. 423                                                    26
     Murphy Oil Corp. 300                                                      16
   o Nabors Industries Ltd. 175                                                13
   o National-Oilwell Varco, Inc. 210                                          13
     Noble Corp. 200                                                           14
     Occidental Petroleum Corp. 465                                            37
   o Rowan Cos., Inc. 100                                                       4
     Schlumberger Ltd. 700                                                     68
     Sunoco, Inc. 200                                                          16
   o Transocean, Inc. 358                                                      25
     Valero Energy Corp. 1,000                                                 52
   o Weatherford International Ltd. 340                                        12
     Williams Cos., Inc. 800                                                   19
     XTO Energy, Inc. 400                                                      18
                                                                      -----------
                                                                            1,364
     FOOD & STAPLES RETAILING 1.0%
     ----------------------------------------------------------------------------
     Albertson's, Inc. 400                                                      8
     Costco Wholesale Corp. 560                                                28
     CVS Corp. 980                                                             26
   o Kroger Co. 900                                                            17
     Safeway, Inc. 500                                                         12
     Supervalu, Inc. 175                                                        6
     Sysco Corp. 700                                                           22
     Wal-Mart Stores, Inc. 4,030                                              188
     Walgreen Co. 1,375                                                        61
     Whole Foods Market, Inc. 100                                               8
   o Winn-Dixie Stores, Inc. 100                                               --
                                                                      -----------
                                                                              376
     FOOD BEVERAGE & TOBACCO 2.0%
     ----------------------------------------------------------------------------
     Altria Group, Inc. 2,740                                                 205
     Anheuser-Busch Cos., Inc. 975                                             42
     Archer-Daniels-Midland Co. 774                                            19
     Brown-Forman Corp., Class B 150                                           10
     Campbell Soup Co. 500                                                     15
     The Coca-Cola Co. 2,825                                                  114
     Coca-Cola Enterprises, Inc. 550                                           10
     ConAgra Foods, Inc. 650                                                   13
   o Constellation Brands, Inc., Class A 240                                    6
     General Mills, Inc. 450                                                   22
     H.J. Heinz Co. 400                                                        13
     Hershey Foods Corp. 300                                                   17
     Kellogg Co. 500                                                           22
     McCormick & Co., Inc. 200                                                  6
     Molson Coors Brewing Co., Class B 25                                       2
     The Pepsi Bottling Group, Inc. 312                                         9
     PepsiCo, Inc. 2,255                                                      133
     Reynolds American, Inc. 200                                               19
     Sara Lee Corp. 900                                                        17
     Tyson Foods, Inc., Class A 400                                             7
     UST, Inc. 200                                                              8
     Wm. Wrigley Jr. Co. 250                                                   17
                                                                      -----------
                                                                              726
     HEALTH CARE EQUIPMENT & SERVICES 2.2%
     ----------------------------------------------------------------------------
     Aetna, Inc. 400                                                           38
     AmerisourceBergen Corp. 300                                               12
     Bausch & Lomb, Inc. 100                                                    7
     Baxter International, Inc. 725                                            27
     Becton Dickinson & Co. 300                                                18
     Biomet, Inc. 325                                                          12
   o Boston Scientific Corp. 988                                               24
     C.R. Bard, Inc. 100                                                        7
     Cardinal Health, Inc. 525                                                 36
   o Caremark Rx, Inc. 535                                                     28
     CIGNA Corp. 175                                                           20
   o Coventry Health Care, Inc. 300                                            17
   o Express Scripts, Inc. 200                                                 17
   o Fisher Scientific International, Inc. 100                                  6
     Guidant Corp. 550                                                         36
     HCA, Inc. 400                                                             20
     Health Management Associates, Inc., Class A 300                            7
   o Hospira, Inc. 186                                                          8
   o Humana, Inc. 200                                                          11
     IMS Health, Inc. 500                                                      12
   o Laboratory Corp. of America Holdings 200                                   1
     Manor Care, Inc. 100                                                       4
     McKesson Corp. 374                                                        19
   o Medco Health Solutions, Inc. 337                                          19
     Medtronic, Inc. 1,640                                                     94
   o Millipore Corp. 75                                                         5
   o Patterson Cos., Inc. 100                                                   3
     PerkinElmer, Inc. 118                                                      3
     Quest Diagnostics 278                                                     14
   o St. Jude Medical, Inc. 400                                                20


                                                          See financial notes. 9

SCHWAB MARKETTRACK GROWTH PORTFOLIO II

PORTFOLIO HOLDINGS continued

                                                                         VALUE
     SECURITY AND NUMBER OF SHARES                                    ($ x 1,000)
     Stryker Corp. 464                                                         21
   o Tenet Healthcare Corp. 450                                                 3
   o Thermo Electron Corp. 175                                                  5
     UnitedHealth Group, Inc. 1,720                                           107
   o Waters Corp. 350                                                          13
   o WellPoint, Inc. 900                                                       72
   o Zimmer Holdings, Inc. 275                                                 19
                                                                      -----------
                                                                              795
     HOTELS RESTAURANTS & LEISURE 0.6%
     ----------------------------------------------------------------------------
     Carnival Corp. 725                                                        39
     Darden Restaurants, Inc. 150                                               6
     Harrah's Entertainment, Inc. 220                                          16
     Hilton Hotels Corp. 400                                                    9
     International Game Technology 413                                         13
     Marriott International, Inc., Class A 250                                 17
     McDonald's Corp. 1,850                                                    62
   o Starbucks Corp. 940                                                       28
     Starwood Hotels & Resorts
     Worldwide, Inc. 260                                                       16
     Wendy's International, Inc. 140                                            8
     Yum! Brands, Inc. 320                                                     15
                                                                      -----------
                                                                              229
     HOUSEHOLD & PERSONAL PRODUCTS 1.0%
     ----------------------------------------------------------------------------
     Alberto-Culver Co., Class B 150                                            7
     Avon Products, Inc. 540                                                   15
     Clorox Co. 250                                                            14
     Colgate-Palmolive Co. 650                                                 36
     Kimberly-Clark Corp. 600                                                  36
 (9) Procter & Gamble Co. 4,610                                               267
                                                                      -----------
                                                                              375
     INSURANCE 1.9%
     ----------------------------------------------------------------------------
     ACE Ltd. 340                                                              18
     AFLAC, Inc. 600                                                           28
     The Allstate Corp. 840                                                    45
     AMBAC Financial Group, Inc. 123                                           10
     American International Group, Inc. 3,406                                 232
     AON Corp. 325                                                             12
     Chubb Corp. 240                                                           23
     Cincinnati Financial Corp. 220                                            10
     Genworth Financial, Inc., Class A 300                                     10
     Hartford Financial Services Group,
     Inc. 340                                                                  29
     Jefferson-Pilot Corp. 175                                                 10
     Lincoln National Corp. 200                                                11
     Loews Corp. 200                                                           19
     Marsh & McLennan Cos., Inc. 625                                           20
     MBIA, Inc. 150                                                             9
     Metlife, Inc. 915                                                         45
     The Progressive Corp. 465                                                 54
     Prudential Financial, Inc.650                                             48
     Safeco Corp. 150                                                           9
     The St. Paul Travelers Cos. Inc. 797                                      36
     Torchmark Corp. 350                                                       19
     UnumProvident Corp. 323                                                    7
     XL Capital Ltd., Class A 155                                              10
                                                                      -----------
                                                                              714
     MATERIALS 1.2%
     ----------------------------------------------------------------------------
     Air Products & Chemicals, Inc. 250                                        15
     Alcoa, Inc. 1,000                                                         30
     Allegheny Technologies, Inc. 100                                           4
     Ashland, Inc. 100                                                          6
     Ball Corp. 200                                                             8
     Bemis Co. 100                                                              3
     Chemtura Corp. 222                                                         3
     The Dow Chemical Co. 1,321                                                58
     E.I. du Pont de Nemours & Co. 1,169                                       50
     Eastman Chemical Co. 100                                                   5
     Ecolab, Inc. 275                                                          10
     Engelhard Corp. 160                                                        5
     Freeport-McMoran Copper & Gold, Inc.,
     Class B 200                                                               11
   o Hercules, Inc. 100                                                         1
     International Flavors & Fragrances, Inc. 100                               3
     International Paper Co. 570                                               19
     Louisiana-Pacific Corp. 100                                                3
     MeadWestvaco Corp. 197                                                     5
     Monsanto Co. 314                                                          24
     Neenah Paper, Inc. 18                                                     --
     Newmont Mining Corp. 500                                                  27
     Nucor Corp. 400                                                           27
   o Pactiv Corp. 200                                                           4
     Phelps Dodge Corp. 100                                                    14
     PPG Industries, Inc. 200                                                  12
     Praxair, Inc. 400                                                         21
     Rohm & Haas Co. 300                                                       14
   o Sealed Air Corp. 103                                                       6
     Sigma-Aldrich Corp. 100                                                    6
     Temple-Inland, Inc. 100                                                    4
     United States Steel Corp. 100                                              5
     Vulcan Materials Co. 100                                                   7
     Weyerhaeuser Co. 250                                                      17
     Worthington Industries, Inc. 100                                           2
                                                                      -----------
                                                                              429


10 See financial notes.

SCHWAB MARKETTRACK GROWTH PORTFOLIO II

                                                                         VALUE
     SECURITY AND NUMBER OF SHARES                                    ($ x 1,000)
     MEDIA 1.4%
     ----------------------------------------------------------------------------
     Clear Channel Communications, Inc. 729                                    23
   o Comcast Corp., Class A  2,876                                             75
     Dow Jones & Co., Inc. 100                                                  4
     The E.W. Scripps Co., Class A 100                                          5
     Gannett Co., Inc. 325                                                     20
     Interpublic Group of Cos., Inc. 500                                        5
     Knight-Ridder, Inc. 100                                                    6
     The McGraw-Hill Cos., Inc. 450                                            23
     Meredith Corp. 50                                                          3
     New York Times Co., Class A  200                                           5
     News Corp, Inc., Class A  3,470                                           54
     Omnicom Group, Inc. 220                                                   19
     Time Warner, Inc. 6,100                                                  106
     Tribune Co. 400                                                           12
   o Univision Communications, Inc.,
     Class A 354                                                               10
   o Viacom, Inc., Class B  1,992                                              65
     The Walt Disney Co. 2,630                                                 63
                                                                      -----------
                                                                              498
     PHARMACEUTICALS & BIOTECHNOLOGY 3.2%
     ----------------------------------------------------------------------------
     Abbott Laboratories 2,060                                                 81
     Allergan, Inc. 150                                                        16
   o Amgen, Inc. 1,670                                                        132
     Applied Biosystems Group -- Applera
     Corp. 200                                                                  5
   o Biogen Idec, Inc. 380                                                     17
     Bristol-Myers Squibb Co. 2,600                                            60
   o Chiron Corp. 200                                                           9
     Eli Lilly & Co. 1,520                                                     86
   o Forest Laboratories, Inc. 450                                             18
   o Genzyme Corp. 450                                                         32
   o Gilead Sciences, Inc. 650                                                 34
     Johnson & Johnson 3,836                                                  231
   o King Pharmaceuticals, Inc. 233                                             4
   o Medimmune, Inc. 300                                                       10
     Merck & Co., Inc. 2,850                                                   91
     Mylan Laboratories, Inc. 300                                               6
     Pfizer, Inc. 9,659                                                       225
     Schering-Plough Corp. 1,900                                               40
   o Watson Pharmaceuticals, Inc. 100                                           3
     Wyeth 1,800                                                               83
                                                                      -----------
                                                                            1,183
     REAL ESTATE 0.3%
     ----------------------------------------------------------------------------
     Apartment Investment & Management Co.,
     Class A 100                                                                4
     Archstone-Smith Trust 200                                                  8
     Equity Office Properties Trust 500                                        15
     Equity Residential 300                                                    12
     Plum Creek Timber Co., Inc. 200                                            7
     ProLogis 400                                                              19
     Public Storage, Inc. 200                                                  14
     Simon Property Group, Inc. 240                                            18
     Vornado Realty Trust 200                                                  17
                                                                      -----------
                                                                              114
     RETAILING 1.5%
     ----------------------------------------------------------------------------
   o Amazon.com, Inc. 200                                                       9
   o Autonation, Inc. 300                                                       7
   o AutoZone, Inc. 100                                                         9
   o Bed, Bath & Beyond, Inc. 350                                              13
     Best Buy Co., Inc. 585                                                    25
   o Big Lots, Inc. 88                                                          1
     Circuit City Stores, Inc. 200                                              5
     Dillards, Inc., Class A 100                                                2
     Dollar General Corp. 395                                                   8
   o eBay, Inc. 1,468                                                          63
     Family Dollar Stores, Inc. 200                                             5
     Federated Department Stores, Inc. 309                                     21
     The Gap, Inc. 1,037                                                       18
     Genuine Parts Co. 200                                                      9
     Home Depot, Inc. 2,800                                                   113
     J.C. Penney Co., Inc. Holding Co. 300                                     17
   o Kohl's Corp. 400                                                          19
     Limited Brands, Inc. 521                                                  12
     Lowe's Cos., Inc. 940                                                     63
     Nordstrom, Inc. 400                                                       15
   o Office Depot, Inc. 325                                                    10
     OfficeMax, Inc. 75                                                         2
     RadioShack Corp. 200                                                       4
   o Sears Holdings Corp. 94                                                   11
     The Sherwin-Williams Co. 175                                               8
     Staples, Inc. 900                                                         20
     Target Corp. 1,090                                                        60
     Tiffany & Co. 150                                                          6
     TJX Cos., Inc. 600                                                        14
                                                                      -----------
                                                                              569
     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 1.3%
     ----------------------------------------------------------------------------
   o Advanced Micro Devices, Inc. 400                                          12
   o Altera Corp. 464                                                           9
     Analog Devices, Inc. 450                                                  16
     Applied Materials, Inc. 2,200                                             39
   o Applied Micro Circuits Corp. 221                                           1
   o Broadcom Corp., Class A 355                                               17
   o Freescale Semiconductor, Inc.,
     Class B 600                                                               15
     Intel Corp. 8,035                                                        201


                                                         See financial notes. 11

SCHWAB MARKETTRACK GROWTH PORTFOLIO II

PORTFOLIO HOLDINGS continued

                                                                          VALUE
      SECURITY AND NUMBER OF SHARES                                    ($ x 1,000)
      KLA-Tencor Corp. 240                                                      12
      Linear Technology Corp. 600                                               22
    o LSI Logic Corp. 600                                                        5
      Maxim Integrated Products, Inc. 400                                       15
    o Micron Technology, Inc. 850                                               11
      National Semiconductor Corp. 400                                          10
    o Novellus Systems, Inc. 175                                                 4
    o Nvidia Corp. 200                                                           7
    o PMC -- Sierra, Inc. 400                                                    3
    o Teradyne, Inc. 200                                                         3
      Texas Instruments, Inc. 2,050                                             66
      Xilinx, Inc. 375                                                           9
                                                                       -----------
                                                                               477
      SOFTWARE & SERVICES 2.0%
      ----------------------------------------------------------------------------
      Adobe Systems, Inc. 500                                                   19
    o Affiliated Computer Services, Inc.,
      Class A 203                                                               12
      Autodesk, Inc. 400                                                        17
      Automatic Data Processing, Inc. 700                                       32
    o BMC Software, Inc. 200                                                     4
    o Citrix Systems, Inc. 175                                                   5
      Computer Associates International, Inc. 700                               20
    o Computer Sciences Corp. 200                                               10
    o Compuware Corp. 600                                                        5
    o Convergys Corp. 137                                                        2
    o Electronic Arts, Inc. 354                                                 19
      Electronic Data Systems Corp. 750                                         18
      First Data Corp. 1,032                                                    44
    o Fiserv, Inc. 225                                                          10
    o Intuit, Inc. 244                                                          13
    o Mercury Interactive Corp. 100                                              3
  (8) Microsoft Corp. 12,105                                                   317
    o Novell, Inc. 600                                                           5
    o Oracle Corp. 5,330                                                        65
    o Parametric Technology Corp. 400                                            3
      Paychex, Inc. 425                                                         16
      Sabre Holdings Corp., Class A 372                                          9
      Siebel Systems, Inc. 600                                                   6
    o Symantec Corp. 1,562                                                      27
    o Unisys Corp. 350                                                           2
    o Yahoo! Inc. 1,580                                                         62
                                                                       -----------
                                                                               745
      TECHNOLOGY HARDWARE & EQUIPMENT 2.8%
      ----------------------------------------------------------------------------
    o ADC Telecommunications, Inc. 100                                           2
    o Agilent Technologies, Inc. 566                                            19
    o Andrew Corp. 200                                                           2

    o Apple Computer, Inc. 1,000                                                72
    o Avaya, Inc. 513                                                            5
    o CIENA Corp. 800                                                            2
    o Cisco Systems, Inc. 8,225                                                141
    o Comverse Technology, Inc. 200                                              5
    o Corning, Inc. 1,950                                                       38
    o Dell, Inc. 3,125                                                          94
    o EMC Corp. 3,150                                                           43
    o Gateway, Inc. 200                                                          1
      Hewlett-Packard Co. 3,962                                                113
      International Business Machines
      Corp. 2,140                                                              176
    o Jabil Circuit, Inc. 208                                                    8
    o JDS Uniphase Corp. 2,154                                                   5
    o Lexmark International, Inc., Class A 150                                   7
    o Lucent Technologies, Inc. 5,855                                           16
      Molex, Inc. 225                                                            6
      Motorola, Inc. 3,251                                                      73
    o NCR Corp. 200                                                              7
    o Network Appliance, Inc. 400                                               11
    o QLogic Corp. 313                                                          10
      Qualcomm, Inc. 2,100                                                      90
    o Sanmina -- SCI Corp. 700                                                   3
      Scientific-Atlanta, Inc. 175                                               8
    o Solectron Corp. 1,300                                                      5
    o Sun Microsystems, Inc. 4,475                                              19
      Symbol Technologies, Inc. 298                                              4
      Tektronix, Inc. 100                                                        3
    o Tellabs, Inc. 500                                                          5
    o Xerox Corp. 1,300                                                         19
                                                                       -----------
                                                                             1,012
      TELECOMMUNICATION SERVICES 1.2%
      ----------------------------------------------------------------------------
      Alltel Corp. 600                                                          38
      AT&T, Inc. 5,140                                                         126
      BellSouth Corp. 2,380                                                     64
      CenturyTel, Inc. 150                                                       5
      Citizens Communications Co. 358                                            4
    o Qwest Communications International,
      Inc. 2,227                                                                13
      Sprint Corp. (FON Group) 3,778                                            88
      Verizon Communications, Inc. 3,613                                       109
                                                                       -----------
                                                                               447
      TRANSPORTATION 0.7%
      ----------------------------------------------------------------------------
      Burlington Northern Santa Fe Corp. 400                                    28
      CSX Corp. 225                                                             11
      Delta Air Lines, Inc. 100                                                 --
      FedEx Corp. 350                                                           36
      Norfolk Southern Corp. 480                                                22


12 See financial notes.

SCHWAB MARKETTRACK GROWTH PORTFOLIO II

                                                                         VALUE
     SECURITY AND NUMBER OF SHARES                                    ($ x 1,000)
     Ryder Systems, Inc. 75                                                     3
     Southwest Airlines Co. 900                                                15
     Union Pacific Corp. 295                                                   24
     United Parcel Service, Inc.,
     Class B 1,547                                                            116
                                                                      -----------
                                                                              255
     UTILITIES 1.4%
     ----------------------------------------------------------------------------
   o The AES Corp. 850                                                         13
   o Allegheny Energy, Inc. 278                                                 9
     Ameren Corp. 200                                                          10
     American Electric Power Co., Inc. 460                                     17
     Centerpoint Energy, Inc. 600                                               8
     Cinergy Corp. 200                                                          8
   o CMS Energy Corp. 500                                                       7
     Consolidated Edison, Inc. 300                                             14
     Constellation Energy Group, Inc. 200                                      12
     Dominion Resources, Inc. 396                                              31
     DTE Energy Co. 200                                                         9
     Duke Energy Corp. 1,250                                                   34
   o Dynegy, Inc., Class A 500                                                  2
     Edison International 400                                                  17
     Entergy Corp. 250                                                         17
     Exelon Corp. 974                                                          52
     FirstEnergy Corp. 391                                                     19
     FPL Group, Inc. 600                                                       25
     KeySpan Corp. 200                                                          7
     Nicor, Inc. 250                                                           10
     NiSource, Inc. 557                                                        12
     Peoples Energy Corp. 50                                                    2
     PG&E Corp. 500                                                            19
     Pinnacle West Capital Corp. 100                                            4
     PPL Corp. 400                                                             12
     Progress Energy, Inc. 277                                                 12
     Public Service Enterprise Group,
     Inc. 300                                                                  19
     Sempra Energy 285                                                         13
     The Southern Co. 875                                                      30
     TECO Energy, Inc. 450                                                      8
     TXU Corp. 700                                                             35
     Xcel Energy, Inc. 505                                                      9
                                                                      -----------
                                                                              496

                                                                         VALUE
     SECURITY AND NUMBER OF SHARES                                    ($ x 1,000)
     OTHER INVESTMENT COMPANIES
     58.8% of net assets

/(1) Schwab International Index Fund,
     Select Shares 423,210                                                 7,525

/(2) Schwab Small-Cap Index Fund,
     Select Shares 317,040                                                 7,270

/(3) Schwab Total Bond Market
     Fund 565,394                                                          5,592

/(4) Schwab Value Advantage Money Fund,
     Select Shares 1,233,253                                               1,233
                                                                     -----------
                                                                          21,620

     SECURITY                                  FACE AMOUNT
     RATE, MATURITY DATE                       ($ x 1,000)
     SHORT-TERM INVESTMENT
     1.0% of net assets

     Bank of America, London
     Time Deposit
       3.40%, 01/03/05                                 369                    369

END OF INVESTMENTS.


                                                         See financial notes. 13

SCHWAB MARKETTRACK GROWTH PORTFOLIO II

Statement of
ASSETS AND LIABILITIES
As of December 31, 2005. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments in affiliated underlying funds, at value                    $21,620  a
Investments, at value                                                    15,236
Receivables:
  Fund shares sold                                                           31
  Interest                                                                    2
  Dividends                                                                  47
  Investments sold                                                    +       2
                                                                      ----------
TOTAL ASSETS                                                             36,938

LIABILITIES
--------------------------------------------------------------------------------
Payables:
  Fund shares redeemed                                                       97
  Investments bought                                                         65
Accrued expenses                                                      +      27
                                                                      ----------
TOTAL LIABILITIES                                                           189

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                             36,938
TOTAL LIABILITIES                                                     -     189
                                                                      ----------
NET ASSETS                                                              $36,749

NET ASSETS BY SOURCE
Capital received from investors                                          30,574
Net investment income not yet distributed                                   576
Net realized capital losses                                                (877)
Net unrealized capital gains                                              6,476

NET ASSET VALUE (NAV)
                 SHARES
NET ASSETS   /   OUTSTANDING   =   NAV
$36,749          2,366             $15.53

  Unless stated, all numbers x 1,000.

a The fund paid $30,380 for these securities.

  Not counting short-term obligations and government securities, the fund's security transactions during the period were:

   Purchases                          $3,407
   Sales/maturities                   $1,576

  Percent of fund shares of other Schwab Funds owned as of the end of the report period:

  SCHWAB EQUITY INDEX FUNDS
  Small-Cap Index Fund                 0.9%
  International Index Fund             0.9%

  SCHWAB BOND FUNDS
  Total Bond Market Fund               0.5%

  SCHWAB MONEY FUNDS
  Value Advantage
   Money Fund                          0.1%

  FEDERAL TAX DATA
  ------------------------------------------
  PORTFOLIO COST                    $30,661

  NET UNREALIZED GAINS AND LOSSES:

  Gains                              $7,910
  Losses                        +    (1,715)
                                 -----------
                                     $6,195

  NET UNDISTRIBUTED EARNINGS:

  Ordinary income                      $576
  Long-term capital gains               $--

  UNUSED CAPITAL LOSSES:
  Expires 12/31 of:             Loss amount
   2010                                $293
   2011                                 200
   2012                         +       103
                                ------------
                                       $596

  CAPITAL LOSSES UTILIZED               $54

  RECLASSIFICATIONS:

  Capital received from investors        $2
  Reclassified as:
  Net realized capital losses           ($2)


14 See financial notes.

SCHWAB MARKETTRACK GROWTH PORTFOLIO II

Statement of
OPERATIONS
For January 1, 2005 through December 31, 2005. All numbers x 1,000.

INVESTMENT INCOME
-------------------------------------------------------------------------------
Dividends received from affiliated underlying funds                       $468
Dividends                                                                  252
Interest                                                             +      23
                                                                     ----------
TOTAL INVESTMENT INCOME                                                    743

NET REALIZED GAINS AND LOSSES
-------------------------------------------------------------------------------
Net realized losses on sales of affiliated funds                           (20)
Net realized gains received from affiliated underlying funds                47
Net realized gains on investments                                    +     129
                                                                     ----------
NET REALIZED GAINS                                                         156

NET UNREALIZED GAINS AND LOSSES
-------------------------------------------------------------------------------
Net unrealized gains on affiliated funds                                   986
Net unrealized gains on investments                                  +     269
                                                                     ----------
NET UNREALIZED GAINS                                                     1,255

EXPENSES
-------------------------------------------------------------------------------
Investment adviser and administrator fees                                  152 a
Trustees' fees                                                              14 b
Custodian fees                                                               8
Portfolio accounting fees                                                    5
Professional fees                                                           31
Shareholder reports                                                         22
Other expenses                                                       +       4
                                                                     ----------
Total expenses                                                             236
Expense reduction                                                    -      69 c
                                                                     ----------
NET EXPENSES                                                               167

INCREASE IN NET ASSETS FROM OPERATIONS
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                    743
NET EXPENSES                                                         -     167
                                                                     ----------
NET INVESTMENT INCOME                                                      576
NET REALIZED GAINS                                                         156 d
NET UNREALIZED GAINS                                                 +   1,255 d
                                                                     ----------
INCREASE IN NET ASSETS FROM OPERATIONS                                  $1,987

  Unless stated, all numbers x 1,000.

a Calculated as a percentage of average daily net assets: 0.44% of the first
  $500 million and 0.39% of assets beyond that. These fees are paid to Charles Schwab Investment Management, Inc. (CSIM).

b For the fund's independent trustees only.

c This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM to limit the net operating expenses of this fund through April 29, 2006, to 0.50% of average daily net assets. This limit excludes interest, taxes and certain non-routine expenses.

d These add up to a net gain on investments of $1,411.


                                                         See financial notes. 15

SCHWAB MARKETTRACK GROWTH PORTFOLIO II

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
-------------------------------------------------------------------------------
                                          1/1/05-12/31/05      1/1/04-12/31/04
Net investment income                                $576                 $467
Net realized gains                                    156                   78
Net unrealized gains                      +         1,255                2,883
                                          ------------------------------------
INCREASE IN NET ASSETS
FROM OPERATIONS                                     1,987                3,428

DISTRIBUTIONS PAID
------------------------------------------------------------------------------
Dividends from net investment income                 $466                 $394 a b

TRANSACTIONS IN FUND SHARES
-------------------------------------------------------------------------------
                                1/1/05-12/31/05           1/1/04-12/31/04
                            SHARES           VALUE     SHARES            VALUE
Shares sold                    339          $5,081        319           $4,455
Shares reinvested               29             466         27              394
Shares redeemed          +    (278)         (4,162)      (288)          (3,967)
                         -----------------------------------------------------
NET TRANSACTIONS IN
FUND SHARES                     90          $1,385         58             $882

SHARES OUTSTANDING AND NET ASSETS
-------------------------------------------------------------------------------
                                   1/1/05-12/31/05         1/1/04-12/31/04
                             SHARE      NET ASSETS     SHARES        NET ASSETS
Beginning of period          2,276         $33,843      2,218          $29,927
Total increase            +     90           2,906         58            3,916 c
                          -----------------------------------------------------
END OF PERIOD                2,366         $36,749      2,276          $33,843 d

  Unless stated, all numbers x 1,000.

a UNAUDITED

  For corporations, 51% of the fund's dividends for the report period qualify for the dividends received deductions.

  The fund designates $393 of the dividend distribution for the fiscal year ended 12/31/05 as qualified dividends for the purpose of the maximum rate under Section 1 (h) (ii) of the Internal Revenue Code.

b The tax-basis components of distributions paid are:

  CURRENT PERIOD
  Ordinary income                 $466
  Long-term capital gains          $--

  PRIOR PERIOD
  Ordinary income                 $394
  Long-term capital gains          $--

c Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

d Includes distributable net investment income in the amount of $576 and $466 at the end of the current period and prior period, respectively.


16 See financial notes.

SCHWAB MARKETTRACK GROWTH PORTFOLIO II

FINANCIAL NOTES unaudited

BUSINESS STRUCTURE OF THE FUND

THE FUND DISCUSSED IN THIS REPORT IS A SERIES OF SCHWAB ANNUITY PORTFOLIOS, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the fund in this report and its trust.

THE FUND OFFERS ONE SHARE CLASS. Shares are bought and sold at net asset value
(NAV) which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trust may issue as many shares as necessary.

The fund is intended as an investment vehicle for variable annuity contracts and variable life insurance policies to be offered by separate accounts of participating life insurance companies and for pension and retirement plans qualified under the Internal Revenue Code of 1986, as amended.

FUND OPERATIONS

Most of the fund's investments are described earlier in this report. However, there are certain other fund operations and policies that may affect the fund's financials, as described below. Other policies concerning the fund's business operations also are described here.

THE FUND PAYS DIVIDENDS from net investment income and makes distributions from net capital gains once a year.

THE FUND MAY INVEST IN FUTURES CONTRACTS. Futures contracts involve certain risks because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for the fund to close out a position in a futures contract due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities.

Because futures carry inherent risks, the fund must give the broker a deposit of cash and/or securities (the "initial margin") whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount.

Futures are traded publicly on exchanges, and their market value changes daily. The fund records the change in market value of futures, and also the change in the amount of margin deposit required ("due to/from broker").

THE FUND PAYS FEES TO AFFILIATES OF THE INVESTMENT ADVISER FOR VARIOUS SERVICES. Through its trust, the fund has agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent, shareholder services and transaction services.

THE TRUST AND ITS FUNDS

This list shows all of the funds included in Schwab Annuity Portfolios. The fund discussed in this report is highlighted.

SCHWAB ANNUITY PORTFOLIOS
  organized January 21, 1994

  Schwab Money Market Portfolio
  SCHWAB MARKETTRACK GROWTH PORTFOLIO II
  Schwab S&P 500 Index Portfolio

SCHWAB MARKETTRACK GROWTH PORTFOLIO II

Although these agreements specify certain fees for these services, CSIM has made additional agreements with the fund that may limit the total expenses charged. The rates and limitations for these fees are described in the fund's Statement of Operations.

THE FUND MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING RELATED PARTIES. For instance, the fund may own shares of The Charles Schwab Corporation if that company is included in an index which, the fund uses as part of an indexing strategy.

Pursuant to an exemptive order issued by the SEC, the fund may invest in other related funds. The percentages of fund shares of other related funds owned are shown in the fund's Statement of Assets and Liabilities.

The fund may make direct transactions with certain other Schwab Funds(R) when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions within the Schwab Funds(R). All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds(R).

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund's Statement of Operations.

THE FUND MAY BORROW MONEY FROM BANKS AND CUSTODIANS. The fund may obtain temporary bank loans through the trust to which the fund belongs to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The trust has custodian overdraft facilities and line of credit arrangements of $150 million and $100 million with PNC Bank, N.A. and Bank of America, N.A., respectively. The fund pays interest on the amounts it borrows at rates that are negotiated periodically. There was no borrowing for this fund during the period.

THE FUND INTENDS TO MEET FEDERAL INCOME TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains (if any) to the participating insurance company separate accounts each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax. The net investment income and net realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatments of losses on wash sales.

UNDER THE FUND'S ORGANIZATIONAL DOCUMENTS, ITS OFFICERS AND TRUSTEES ARE INDEMNIFIED AGAINST CERTAIN LIABILITY ARISING OUT OF THE PERFORMANCE OF THEIR DUTIES TO THE FUND. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss to be remote.

SCHWAB MARKETTRACK GROWTH PORTFOLIO II

ACCOUNTING POLICIES

The following are the main policies the fund uses in preparing its financial statements.

THE FUND VALUES THE SECURITIES IN ITS PORTFOLIO EVERY BUSINESS DAY. The fund uses the following policies to value various types of securities:

- SECURITIES TRADED ON AN EXCHANGE OR OVER-THE-COUNTER: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate.

- SECURITIES FOR WHICH NO MARKET QUOTATIONS ARE READILY AVAILABLE or when a significant event has occurred between the time of the security's last close and the time that a fund calculates net asset value: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees and the Pricing Committee. Some of the more common reasons that may necessitate that a security be valued at fair value include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price.

- FUTURES: open contracts are valued at their settlement prices as of the close of their exchanges. When the fund closes out a futures position, it calculates the difference between the value of the position at the beginning and at the end, and records a realized gain or loss accordingly.

- UNDERLYING FUNDS: valued at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.

- SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

DIVIDENDS AND DISTRIBUTIONS FROM PORTFOLIO SECURITIES are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date.

INCOME FROM INTEREST AND THE ACCRETION OF DISCOUNTS is recorded as it accrues.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date.

EXPENSES that are specific to the fund are charged directly to that fund. Expenses that are common to all funds within a trust generally are allocated among the funds in proportion to their average daily net assets.

THE FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, the fund also keeps certain assets in segregated accounts, as may be required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF:
Schwab MarketTrack Growth Portfolio II

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab MarketTrack Growth Portfolio II (one of the portfolios constituting Schwab Annuity Portfolios, hereafter referred to as the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
San Francisco, California
February 14, 2006

TRUSTEES AND OFFICERS

        A fund's Board of Trustees is responsible for protecting the interests of that fund's shareholders. The tables below give information about the people who serve as trustees and officers for the Schwab Funds(R), including the funds covered in this report. Trustees remain in office until they resign, retire or are removed by shareholder vote. 1

        Under the Investment Company Act of 1940, any officer, director, or employee of Schwab or CSIM is considered an "interested person," meaning that he or she is considered to have a business interest in Schwab or CSIM. These individuals are listed as "interested trustees." The "independent trustees" are individuals who, under the 1940 Act, are not considered to have a business interest in Schwab or CSIM.

        Each of the 56 Schwab Funds belongs to one of these trusts: The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust or Schwab Annuity Portfolios. Currently all these trusts have the same trustees and officers. The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

INDEPENDENT TRUSTEES

NAME AND
YEAR OF BIRTH                TRUSTEE SINCE                MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
-----------------------------------------------------------------------------------------------------------------------------------
MARIANN BYERWALTER           2000 (all trusts).           Chairman, JDN Corp. Advisory LLC (real estate). Until 2001: Special
1960                                                      Advisor to the President, Stanford University. From 1996-2001: Vice
                                                          President of Business Affairs, Chief Financial Officer, Stanford
                                                          University.

                                                          Ms. Byerwalter is on the Boards of Stanford University, America First
                                                          Cos. (venture capital/fund management), Redwood Trust, Inc. (mortgage finance), Stanford Hospitals and Clinics, SRI International (research),
                                                          PMI Group, Inc. (mortgage insurance), Lucile Packard Children's Hospital,
                                                          Pacific Life Insurance Company (insurance), Laudus Trust and Laudus
                                                          Variable Insurance Trust, both of which are managed by CSIM or its affiliates and are included in the Schwab mutual fund complex. 2

1 The Schwab Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

2 This includes 10 series of the Laudus Trust and the sole series of the Laudus
  Variable Insurance Trust, both of which are managed by CSIM or its affiliates and are included in the Schwab mutual fund complex.

INDEPENDENT TRUSTEES continued

NAME AND
YEAR OF BIRTH              TRUSTEE SINCE                   MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
DONALD F. DORWARD          Family of Funds, 1989;          Chief Executive Officer, Dorward & Associates (corporate management,
1931                       Investments, 1991;              marketing and communications consulting). Until 1999: Executive Vice
                           Capital Trust, 1993;            President, Managing Director, Grey Advertising. Until 1996:
                           Annuity Portfolios, 1994.       President, Chief Executive Officer, Allen & Dorward Advertising.
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM A. HASLER          2000 (all trusts).              Dean Emeritus of the Haas School of Business, University of California,
1941                                                       Berkeley. Until 2/04, Co-Chief Executive Officer, Aphton Corporation
                                                           (bio-pharmaceuticals). Prior to 8/98, Dean of the Haas School of
                                                           Business, University of California, Berkeley (higher education).

                                                           Mr. Hasler is on the Boards of Aphton Corporation (bio-pharmaceuticals),
                                                           Mission West Properties (commercial real estate), Stratex Networks
                                                           (network equipment), TOUSA (home building), Genitope Corp. (bio-
                                                           pharmaceuticals), Laudus Trust and Laudus Variable Insurance Trust,
                                                           both of which are managed by CSIM or its affiliates and are included in the Schwab mutual fund complex. 3 Non-Executive Chairman, Solectron
                                                           Corporation (manufacturing).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT G. HOLMES           Family of Funds, 1989;          Chairman, Chief Executive Officer, Director, Semloh Financial, Inc.
1931                       Investments, 1991;              (international financial services and investment advisory firm).
                           Capital Trust, 1993;
                           Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
GERALD B. SMITH            2000 (all trusts).              Since 1990, Chairman and Chief Executive Officer and founder of
1950                                                       Smith Graham & Co. (investment advisors).

                                                           Mr. Smith is on the Board of Cooper Industries (electrical products, tools and hardware); Chairman, Texas Southern University Foundation;
                                                           Executive Committee and Board Member, MD Anderson Cancer
                                                           Center; Chairman of the audit committee of Northern Border Partners,
                                                           M.L.P. (energy).
------------------------------------------------------------------------------------------------------------------------------------
DONALD R. STEPHENS         Family of Funds, 1989;          Managing Partner, D.R. Stephens & Co. (investments). Until 1996:
1938                       Investments, 1991;              Chairman, Chief Executive Officer, North American Trust (real estate
                           Capital Trust, 1993;            investment trust).
                           Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL W. WILSEY          Family of Funds, 1989;          Chairman, Chief Executive Officer, Wilsey Bennett, Inc. (real estate
1943                       Investments, 1991;              investment and management, and other investments).
                           Capital Trust, 1993;
                           Annuity Portfolios, 1994.

3 This includes 10 series of the Laudus Trust and the sole series of the Laudus
  Variable Insurance Trust, both of which are managed by CSIM or its affiliates and are included in the Schwab mutual fund complex.

INTERESTED TRUSTEES

NAME AND                   TRUST POSITION(S);
YEAR OF BIRTH              TRUSTEE SINCE                  MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB 4        Chairman, Trustee:             Chairman, Chief Executive Officer and Director, The Charles Schwab
1937                       Family of Funds, 1989;         Corporation, Charles Schwab & Co., Inc.; Chairman and Director, Charles
                           Investments, 1991;             Schwab Investment Management, Inc., Charles Schwab Bank, N.A.;
                           Capital Trust, 1993;           Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I,
                           Annuity Portfolios, 1994.      Schwab International Holdings, Inc.; Chief Executive Officer and Director,
                                                          Schwab Holdings, Inc.; Director, U.S. Trust Company, N.A., U.S. Trust
                                                          Corporation, United States Trust Company of New York. Until 5/03,
                                                          Co-Chief Executive Officer, The Charles Schwab Corporation.

                                                          Trustee, Charles and Helen Schwab Foundation; Chairman, All Kinds of
                                                          Minds Institute (education), Trustee, Stanford University; Chairman and
                                                          Director, Charles Schwab Foundation; Chairman of the Finance
                                                          Committee, San Francisco Museum of Modern Art.
------------------------------------------------------------------------------------------------------------------------------------
RANDALL W. MERK 4          Trustee, 2005                  Executive Vice President and President, Asset Management Products &
1954                       (all trusts).                  Services, Charles Schwab & Co., Inc.; Director, Charles Schwab Asset
                                                          Management (Ireland) Limited. From 9/02 to 7/04, President and Chief
                                                          Executive Officer, Charles Schwab Investment Management, Inc. and
                                                          Executive Vice President, Charles Schwab & Co., Inc. Prior to 9/02,
                                                          President and Chief Investment Officer, American Century Investment
                                                          Management; Director, American Century Companies, Inc. Until 6/01,
                                                          Chief Investment Officer, Fixed Income, American Century Companies, Inc.

OFFICERS OF THE TRUST

NAME AND
YEAR OF BIRTH              TRUST OFFICE(S) HELD           MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
EVELYN DILSAVER            President, Chief               Executive Vice President, President, Director, Charles Schwab
1955                       Executive Officer              Investment Management, Inc. Vice President, Laudus Trust and
                           (all trusts).                  Laudus Variable Insurance Trust. Until 7/04: Senior Vice President,
                                                          Asset Management Products & Services Enterprise. Until 6/03:
                                                          Executive Vice President, Chief Financial Officer, Chief Administrative
                                                          Officer, U.S. Trust.
------------------------------------------------------------------------------------------------------------------------------------
STEPHEN B. WARD            Senior Vice President,         Senior Vice President, Chief Investment Officer, Director, Charles
1955                       Chief Investment               Schwab Investment Management, Inc.; Chief Investment Officer, The
                           Officer (all trusts).          Charles Schwab Trust Co.

4 In addition to their positions with the investment adviser and the distributor, Messrs. Schwab and Merk also own stock of the Charles Schwab Corporation.

OFFICERS OF THE TRUST continued

NAME AND
YEAR OF BIRTH             TRUST OFFICE(S) HELD            MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
KIMON DAIFOTIS            Senior Vice President,          Senior Vice President and Chief Investment Officer, Fixed Income,
1959                      Chief Investment                Charles Schwab Investment Management, Inc. Until 6/04: Vice
                          Officer (all trusts).           President and Senior Portfolio Manager, Charles Schwab Investment
                                                          Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
JEFFREY MORTIMER          Senior Vice President,          Senior Vice President, Chief Investment Officer, Equities, Charles Schwab
1963                      Chief Investment                Investment Management, Inc.; Vice President, Chief Investment
                          Officer (all trusts).           Officer, Laudus Trust and Laudus Variable Insurance Trust. Until 5/04:
                                                          Vice President and Senior Portfolio Manager, Charles Schwab
                                                          Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
RANDALL FILLMORE          Chief Compliance                Senior Vice President, Institutional Compliance and Chief Compliance
1960                      Officer (all trusts).           Officer, Charles Schwab Investment Management, Inc.; Chief
                                                          Compliance Officer, Laudus Trust and Laudus Variable Insurance Trust.
                                                          Until 9/03: Vice President, Charles Schwab & Co., Inc. and Charles
                                                          Schwab Investment Management, Inc. Until 2002: Vice President,
                                                          Internal Audit, Charles Schwab & Co., Inc.
------------------------------------------------------------------------------------------------------------------------------------
KOJI E. FELTON            Secretary (all trusts).         Senior Vice President, Chief Counsel and Corporate Secretary, Charles
1961                                                      Schwab Investment Management, Inc.; Senior Vice President and
                                                          Deputy General Counsel, Charles Schwab & Co., Inc. Prior to 6/98,
                                                          Branch Chief in Enforcement at U.S. Securities and Exchange
                                                          Commission in San Francisco.
------------------------------------------------------------------------------------------------------------------------------------
GEORGE PEREIRA            Treasurer, Principal            Senior Vice President and Chief Financial Officer, Charles Schwab
1964                      Financial Officer               Investment Management, Inc.; Director, Charles Schwab Asset
                          (all trusts).                   Management (Ireland) Limited. From 12/99 to 11/04, Senior Vice
                                                          President, Financial Reporting, Charles Schwab & Co., Inc.

                 [CHARLES SCHWAB LOGO]

MONEY MARKET

                 SCHWAB MONEY
                 MARKET PORTFOLIO(TM)

                 MONEY MARKET

                 ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2005

An investor should consider a fund's investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the fund's prospectus. Please call 1-888-311-4887 for a prospectus. Please read the prospectus carefully before you invest.

PROXY VOTING POLICIES, PROCEDURES AND RESULTS

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab's website at www.schwab.com/schwabfunds, the SEC's website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab's website at www.schwab.com/schwabfunds or the SEC's website at http://www.sec.gov.

MANAGEMENT'S DISCUSSION for the year ended December 31, 2005

[PHOTO OF KAREN WIGGAN]

KAREN WIGGAN, a vice president of the investment adviser and senior portfolio manager, is responsible for the day-to-day management of the portfolio. She joined the firm in 1987 and has worked in fixed income portfolio management since 1991.

THE INVESTMENT ENVIRONMENT AND THE FUND

Despite having witnessed a turbulent year in the news, the markets remained in a steady growth mode and ended the one-year report period with positive results. Oil prices hit highs never seen before and the Federal Reserve continued to raise short-term interest rates to curb inflationary pressures, raising the rates eight consecutive times in the one-year report period and bringing the benchmark rate up to 4.25%. The moves had a limited impact on overall economic growth, due primarily to the low level of rates from which the increases began.

Regardless of the concerns of high energy prices, which remained a significant headwind for economic performance throughout the period, corporate earnings remained strong throughout the year. Additionally, with the unemployment rate hovering around 5% and GDP growth around 3.5%, job and income growth remained positive and investors remained optimistic. Productivity gains and more restrictive monetary policy kept a lid on core inflation. The productivity gains, coupled with foreign investors buying large amounts of U.S. government securities, helped to contain increases in long-term interest rates. These conditions caused the dollar to rally, which took pressure off the price of imported goods.

The big news for the past two quarters was the impact of Hurricanes Katrina and Rita. The devastation caused by these storms was particularly heavy with respect to the energy infrastructures in the South. Oil prices rose sharply in the aftermath of the hurricanes, with crude oil peaking above $71 per barrel in early September, although softening oil demand and quick action by the federal government to release Strategic Petroleum Reserves led to a subsequent decline off that peak. During the fourth quarter, oil had dropped to as low as $58 a barrel, but then rebounded back to $64 as of the end of the period. While the full economic effect of the hurricanes remains unknown, the damage appears to be limited to the regions in the hurricanes' path and to the energy infrastructures in those areas.

Another significant event that happened during the report period was the appointment of Ben Bernanke to succeed Alan Greenspan as Chairman of the Federal Reserve Board. Although he had not yet been confirmed into office as of the end of the report period, Bernanke's experience on the Federal Open Market Committee and his expertise in monetary economics has eased the concerns of the markets and caused investors to expect a smooth transition.

As noted above, the Fed continued in its tightening cycle throughout the year, raising short-term interest rates 0.25% at each of its eight meetings. At the end of the one-year report period, the benchmark rate was up to 4.25%. Over the course of the 2005, as the Fed continued raising its benchmark rate, the yield curve continued to flatten and briefly inverted towards the end of the December. Nonetheless, the higher rates succeeded in moving money fund yields higher, making them a more attractive investment vehicle.

In this market environment, our strategy was to position the Schwab Money Market Portfolio for a continued rise in interest rates. To take advantage of the rising-rate environment, we maintained our weighted average maturity (WAM) relatively short, at around 30 days. Keeping the WAM short provided flexibility to adapt and respond to the changes in interest rates. This is a similar strategy to our peers, as shortening the WAM enabled money funds to more quickly reinvest at higher rates.

Nothing in this report represents a recommendation of a security by the investment adviser. Manager views and portfolio holdings may have changed since the report date.


                                                 Schwab Money Market Portfolio 1

MANAGEMENT'S DISCUSSION continued

PERFORMANCE AND PORTFOLIO FACTS as of 12/31/05

SEVEN-DAY YIELDS 1

The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

--------------------------------------------------------------------------------
SEVEN-DAY YIELD                                                            3.83%
--------------------------------------------------------------------------------
SEVEN-DAY EFFECTIVE YIELD                                                  3.90%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

STATISTICS

Money funds must maintain a dollar-weighted average maturity of no longer than 90 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

--------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                                              33 days
--------------------------------------------------------------------------------
CREDIT QUALITY OF HOLDINGS % of portfolio                            100% Tier 1
--------------------------------------------------------------------------------

  AN INVESTMENT IN A MONEY FUND IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY FUND.

  Portfolio holdings may have changed since the report date.

1 Portfolio yields do not reflect the additional fees and expenses imposed by the insurance company under the variable insurance product contract. If those contract fees and expenses were included, the yields would be less than those shown. Please refer to the variable insurance product prospectus for a complete listing of these expenses.


2 Schwab Money Market Portfolio

PORTFOLIO EXPENSES (unaudited)

EXAMPLES FOR A $1,000 INVESTMENT

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six-months beginning July 1, 2005 and held through December 31, 2005.

ACTUAL RETURN lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value / $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL RETURN lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

                                                                                           ENDING
                                                                  BEGINNING             ACCOUNT VALUE                 EXPENSES
                                        EXPENSE RATIO 1         ACCOUNT VALUE         (Net of Expenses)         PAID DURING PERIOD 2
                                         (Annualized)             at 7/1/05              at 12/31/05              7/1/05-12/31/05
------------------------------------------------------------------------------------------------------------------------------------
SCHWAB MONEY MARKET PORTFOLIO
 Actual Return                               0.46%                 $1,000                 $1,016.40                     $2.34
 Hypothetical 5% Return                      0.46%                 $1,000                 $1,022.89                     $2.35

1 Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

2 Expenses for the portfolio are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.


                                                 Schwab Money Market Portfolio 3

SCHWAB MONEY MARKET PORTFOLIO

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                               1/1/05-      1/1/04-      1/1/03-      1/1/02-      1/1/01-
                                              12/31/05     12/31/04     12/31/03     12/31/02     12/31/01
----------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period          1.00         1.00         1.00         1.00         1.00
                                              ------------------------------------------------------------
Income from investment operations:
  Net investment income                         0.03         0.01         0.01         0.01         0.04
                                              ------------------------------------------------------------
Less distributions:
   Dividends from net investment income        (0.03)       (0.01)       (0.01)       (0.01)       (0.04)
                                              ------------------------------------------------------------
Net asset value at end of period                1.00         1.00         1.00         1.00         1.00
                                              ------------------------------------------------------------
Total return (%)                                2.75         0.90         0.74         1.31         3.72

RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                        0.47         0.46         0.44         0.48         0.49
  Gross operating expenses                      0.47         0.46         0.44         0.48         0.50
  Net investment income                         2.74         0.89         0.75         1.31         3.55
Net assets, end of period ($ x 1,000,000)        133          116          141          215          204


4 See financial notes.

SCHWAB MONEY MARKET PORTFOLIO

PORTFOLIO HOLDINGS as of December 31, 2005

This section shows all the securities in the fund's portfolio and their value, as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on the fund's most recent Form N-Q is available by visiting Schwab's website at www.schwab.com/schwabfunds.

We use the symbols below to designate certain characteristics of the securities.

* Asset-backed security

+ Credit-enhanced security

o Illiquid and/or restricted security

For fixed-rate obligations, the rate shown is the effective yield at the time of purchase, except U.S. Treasury notes, for which the rate shown is the interest rate (the rate established when obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date. For variable-rate obligations with scheduled maturities greater than 397 days, the maturity shown is the later of the next interest rate change date or demand date. For variable-rate obligations with scheduled maturities less than 397 days, the maturity shown is the earlier of the next interest rate change date or demand date.

                                                        COST             VALUE
HOLDINGS BY CATEGORY                                  ($x1,000)        ($x1,000)
--------------------------------------------------------------------------------
 84.5%  U.S. GOVERNMENT
        SECURITIES                                      112,467          112,467

 13.4%  OTHER INVESTMENTS                                17,796           17,796
--------------------------------------------------------------------------------
 97.9%  TOTAL INVESTMENTS                               130,263          130,263

  2.1%  OTHER ASSETS AND
        LIABILITIES                                                        2,783
--------------------------------------------------------------------------------
100.0%  NET ASSETS                                                       133,046

      ISSUER                                        FACE AMOUNT         VALUE
      RATE, MATURITY DATE                           ($ x 1,000)      ($ x 1,000)
      U.S. GOVERNMENT SECURITIES 84.5% of net assets

      DISCOUNT NOTES 84.5%
--------------------------------------------------------------------------------
      FANNIE MAE
      4.23%, 01/03/06                                     1,700            1,700
      4.22%, 01/11/06                                     1,105            1,104
      4.11%, 01/18/06                                     1,000              998
      4.22%, 01/23/06                                     2,000            1,995
      4.27%, 01/27/06                                     3,000            2,991
      4.24%, 02/01/06                                     5,000            4,982
      4.25%, 02/10/06                                     2,600            2,588
      4.29%, 02/15/06                                     3,434            3,416
      4.30%, 02/22/06                                     4,000            3,975
      4.31%, 02/22/06                                     2,000            1,988

      FEDERAL FARM CREDIT BANK
      4.06%, 01/13/06                                     1,000              999
      4.23%, 02/08/06                                     3,300            3,285
      4.32%, 03/14/06                                     4,000            3,966
      4.36%, 03/14/06                                     1,450            1,437

      FEDERAL HOME LOAN BANK
      4.19%, 01/04/06                                     5,000            4,998
      4.21%, 01/13/06                                     1,000              999
      4.22%, 01/20/06                                     2,100            2,095
      4.22%, 01/27/06                                     2,708            2,700
      4.26%, 02/10/06                                     3,000            2,986
      4.28%, 02/10/06                                     2,000            1,991
      4.26%, 02/24/06                                     1,000              994
      4.28%, 02/24/06                                     2,000            1,987
      4.34%, 03/08/06                                     3,000            2,976
      4.51%, 06/02/06                                     1,000              981

      FREDDIE MAC
      3.95%, 01/10/06                                     2,900            2,897
      4.03%, 01/10/06                                     2,749            2,746
      4.24%, 01/30/06                                     4,000            3,986
      4.24%, 01/31/06                                     4,000            3,986
      4.27%, 02/07/06                                     1,585            1,578
      4.25%, 02/14/06                                     3,000            2,985
      4.26%, 02/14/06                                     2,000            1,990
      4.29%, 02/14/06                                     1,529            1,521
      4.29%, 02/16/06                                     2,085            2,074
      4.34%, 03/07/06                                     5,000            4,961

      TENNESSEE VALLEY AUTHORITY
      4.09%, 01/19/06                                    11,700           11,676
      4.22%, 02/09/06                                    14,000           13,936
                                                                     -----------
                                                                         112,467


                                                          See financial notes. 5

SCHWAB MONEY MARKET PORTFOLIO

      ISSUER                                    MATURITY AMOUNT         VALUE
      RATE, MATURITY DATE                         ($ x 1,000)        ($ x 1,000)
      OTHER INVESTMENTS 13.4% of net assets

      REPURCHASE AGREEMENTS 13.4%
      --------------------------------------------------------------------------
      CREDIT SUISSE FIRST BOSTON L.L.C.
      Tri-Party Repurchase Agreement
      Collateralized by U.S. Treasury
      Securities with a value of $18,689
      3.45%, issued 12/30/05
      due 01/03/06                                       17,803           17,796

END OF INVESTMENTS.


6 See financial notes.

SCHWAB MONEY MARKET PORTFOLIO

Statement of
ASSETS AND LIABILITIES
As of December 31, 2005. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at value                                                  $112,467 a
Repurchase agreements, at value                                          17,796 a
Receivables:
  Interest                                                                    7
  Fund shares sold                                                        3,300
  Prepaid expenses                                                  +         5
                                                                    ------------
TOTAL ASSETS                                                            133,575

LIABILITIES
--------------------------------------------------------------------------------
Payables:
  Fund shares redeemed                                                      476
  Investment advisory and administration fees                                 4
  Trustees' fees                                                              6
Accrued expenses                                                    +        43
                                                                    ------------
TOTAL LIABILITIES                                                           529

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                            133,575
TOTAL LIABILITIES                                                   -       529
                                                                    ------------
NET ASSETS                                                             $133,046

NET ASSETS BY SOURCE
Capital received from investors                                         133,059
realized capital losses                                                     (13)

NET ASSET VALUE (NAV)
                   SHARES
NET ASSETS    /    OUTSTANDING    =    NAV
$133,046           133,093             $1.00

  Unless stated, all numbers x 1,000.

a The amortized cost for the fund's securities was $130,263.

  FEDERAL TAX DATA
--------------------------------------------
  COST BASIS OF PORTFOLIO           $130,263

  UNUSED CAPITAL LOSSES:
  Expires 12/31 of:             Loss amount:
    2006                                   3
    2007                                   9
    2008                        +          1
                                -------------
                                         $13

  RECLASSIFICATIONS:
  Net realized capital losses             $1
  Reclassified as:
    Capital received
    from investors                       ($1)


                                                          See financial notes. 7

SCHWAB MONEY MARKET PORTFOLIO

Statement of
OPERATIONS
For January 1, 2005 through December 31, 2005. All numbers x 1,000.

INVESTMENT INCOME
-------------------------------------------------------------------------------
Interest                                                                 $4,008

EXPENSES
-------------------------------------------------------------------------------
Investment adviser and administrator fees                                   474 a
Trustees' fees                                                               24 b
Custodian and portfolio accounting fees                                      20
Professional fees                                                            33
Shareholder reports                                                          34
Other expenses                                                        +       6
                                                                      ---------
TOTAL EXPENSES                                                              591 c

INCREASE IN NET ASSETS FROM OPERATIONS
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   4,008
TOTAL EXPENSES                                                        -     591
                                                                      ---------
NET INVESTMENT INCOME                                                     3,417
                                                                      ---------
INCREASE IN NET ASSETS FROM OPERATIONS                                   $3,417

  Unless stated, all numbers x 1,000.

a Calculated on a graduated basis as a percentage of average daily net assets:
  0.38% of the first $1 billion, 0.35% over $1 billion, 0.32% over $10 billion, 0.30% over $20 billion and 0.27% over $40 billion. These fees are paid to Charles Schwab Investment Management, Inc. (CSIM).

b For the fund's independent trustees only.

c The investment adviser (CSIM) guarantees to limit the annual operating expenses through April 29, 2006 to 0.50% of average daily net assets. This limit excludes interest, taxes and certain non-routine expenses.


8 See financial notes.

SCHWAB MONEY MARKET PORTFOLIO

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                            1/1/05-12/31/05     1/1/04-12/31/04
Net investment income                                $3,417              $1,169
                                            ------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                3,417               1,169

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                  3,417               1,169 a

TRANSACTIONS IN FUND SHARES b
--------------------------------------------------------------------------------
Shares sold                                         150,665             115,803
Shares reinvested                                     3,417               1,169
Shares redeemed                             +      (137,096)           (141,823)
                                            ------------------------------------
NET TRANSACTIONS IN FUND SHARES                      16,986             (24,851)

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                 116,060             140,911
Total increase or decrease                  +        16,986             (24,851)c
                                            ------------------------------------
END OF PERIOD                                      $133,046            $116,060

  Unless stated, all numbers x 1,000.

  The tax-basis components of distributions for the period ended 12/31/05 are:

a CURRENT YEAR
  Ordinary income                $3,417
  Long-term capital gains        $  --

  PRIOR YEAR
  Ordinary income                $1,169
  Long-term capital gains        $  --

b Because all transactions in this section took place at $1.00 per share, figures for share quantities are the same as for dollars.

c Represents the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.


                                                          See financial notes. 9

SCHWAB MONEY MARKET PORTFOLIO

FINANCIAL NOTES

BUSINESS STRUCTURE OF THE FUND

THE FUND DISCUSSED IN THIS REPORT IS A SERIES OF SCHWAB ANNUITY PORTFOLIOS, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the fund in this report and its trust.

THE FUND OFFERS ONE SHARE CLASS. Shares are bought and sold at $1.00 per share. Each share has a par value of 1/1,000 of a cent, and the trust may issue as many shares as necessary.

The fund is intended as an investment vehicle for variable annuity contracts and variable life insurance policies to be offered by separate accounts of participating life insurance companies and for pension and retirement plans qualified under the Internal Revenue Code of 1986, as amended.

FUND OPERATIONS

Most of the fund's investments are described in sections earlier in this report. However, there are certain other fund operations and policies that may affect the fund's financials, as described below. Other policies concerning the fund's business operations also are described here.

THE FUND DECLARES DIVIDENDS EVERY DAY IT IS OPEN FOR BUSINESS. These dividends, which are equal to the fund's net investment income for that day, are paid out to the insurance company separate accounts once a month. The fund may make distributions from any net realized capital gains once a year.

THE FUND MAY BUY SECURITIES ON A DELAYED-DELIVERY BASIS. In these transactions, the fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security's value falls before settlement occurs, the fund could end up paying more for the security than its market value at the time of settlement. The fund has set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

THE FUND MAY ENTER INTO REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The

THE TRUST AND ITS FUNDS

This list shows all of the funds included in Schwab Annuity Portfolios. The fund discussed in this report is highlighted.

SCHWAB ANNUITY PORTFOLIOS
Organized January 21, 1994

  SCHWAB MONEY MARKET PORTFOLIO
  Schwab MarketTrack Growth Portfolio II
  Schwab S&P 500 Index Portfolio

SCHWAB MONEY MARKET PORTFOLIO

date, price and other conditions are all specified when the agreement is created. Any repurchase agreement with due dates later than seven days from issue dates may be subject to seven day put features for liquidity purposes.

The fund's repurchase agreements will be fully collateralized by U.S. government securities. All collateral is held by the fund's custodian (or, with tri-party agreements, the agent's bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

THE FUND PAYS FEES TO AFFILIATES OF THE INVESTMENT ADVISER FOR VARIOUS SERVICES. Through its trust, the fund has agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent, shareholder services and transaction services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the fund that may limit the total expenses charged. The rates and limitations for these fees are described in the fund's Statement of Operations.

THE FUND MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING AFFILIATES. The fund may make direct transactions with certain other Schwab Funds(R) when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions within the Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund's Statement of Operations.

THE FUND MAY BORROW MONEY FROM BANKS AND CUSTODIANS. The fund may obtain temporary bank loans through the trust to which the fund belongs, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The Schwab Funds has custodian overdraft facilities and line of credit arrangements of $150 million and $100 million with PNC Bank, N.A. and Bank of America, N.A., respectively. The fund pays interest on the amounts it borrows at rates that are negotiated periodically. There was no borrowing for the fund during the period.

THE FUND INTENDS TO MEET FEDERAL INCOME TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains (if any) to the participating insurance company separate accounts each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.

UNDER THE FUND'S ORGANIZATIONAL DOCUMENTS, ITS OFFICERS AND TRUSTEES ARE INDEMNIFIED AGAINST CERTAIN LIABILITY ARISING OUT OF THE PERFORMANCE OF THEIR DUTIES TO THE FUND. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss to be remote.

SCHWAB MONEY MARKET PORTFOLIO

ACCOUNTING POLICIES

The following are the main policies the fund uses in preparing its financial statements.

THE FUND VALUES ITS SECURITIES AT AMORTIZED COST, which approximates market value.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

INTEREST INCOME is recorded as it accrues. If the fund buys a debt instrument at a discount (that is, for less than its face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity using the effective interest rate method. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security's call date and price, rather than the maturity date and price.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

EXPENSES that are specific to the fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

THE FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, the fund also may keep certain assets in segregated accounts, as required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

SCHWAB MONEY MARKET PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF:
Schwab Money Market Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Money Market Portfolio (one of the portfolios constituting Schwab Annuity Portfolios, hereafter referred to as the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
San Francisco, California
February 14, 2006

TRUSTEES AND OFFICERS

     A fund's Board of Trustees is responsible for protecting the interests of that fund's shareholders. The tables below give information about the people who serve as trustees and officers for the Schwab Funds(R), including the funds covered in this report. Trustees remain in office until they resign, retire or are removed by shareholder vote. 1

     Under the Investment Company Act of 1940, any officer, director, or employee of Schwab or CSIM is considered an "interested person," meaning that he or she is considered to have a business interest in Schwab or CSIM. These individuals are listed as "interested trustees." The "independent trustees" are individuals who, under the 1940 Act, are not considered to have a business interest in Schwab or CSIM.

     Each of the 56 Schwab Funds belongs to one of these trusts: The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust or Schwab Annuity Portfolios. Currently all these trusts have the same trustees and officers. The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

INDEPENDENT TRUSTEES

NAME AND
YEAR OF BIRTH          TRUSTEE SINCE          MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
MARIANN BYERWALTER     2000 (all trusts).     Chairman, JDN Corp. Advisory LLC (real estate). Until 2001: Special Advisor
1960                                          to the President, Stanford University. From 1996-2001: Vice President of Business
                                              Affairs, Chief Financial Officer, Stanford University.

                                              Ms. Byerwalter is on the Boards of Stanford University, America First Cos.
                                              (venture capital/fund management), Redwood Trust, Inc. (mortgage finance),
                                              Stanford Hospitals and Clinics, SRI International (research), PMI Group, Inc.
                                              (mortgage insurance), Lucile Packard Children's Hospital, Pacific Life Insurance
                                              Company (insurance), Laudus Trust and Laudus Variable Insurance Trust, both of which are managed by CSIM or its affiliates and are included in the Schwab mutual fund complex. 2

1 The Schwab Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

2 This includes 10 series of the Laudus Trust and the sole series of the Laudus
  Variable Insurance Trust, both of which are managed by CSIM or its affiliates and are included in the Schwab mutual fund complex.

INDEPENDENT TRUSTEES continued

NAME AND
YEAR OF BIRTH          TRUSTEE SINCE               MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
DONALD F. DORWARD      Family of Funds, 1989;      Chief Executive Officer, Dorward & Associates (corporate management, marketing
1931                   Investments, 1991;          and communications consulting). Until 1999: Executive Vice President, Managing
                       Capital Trust, 1993;        Director, Grey Advertising. Until 1996: President, Chief Executive Officer, Allen
                       Annuity Portfolios, 1994.   & Dorward Advertising.

------------------------------------------------------------------------------------------------------------------------------------
WILLIAM A. HASLER      2000 (all trusts).          Dean Emeritus of the Haas School of Business, University of California, Berkeley.
1941                                               Until 2/04, Co-Chief Executive Officer, Aphton Corporation (bio-pharmaceuticals).
                                                   Prior to 8/98, Dean of the Haas School of Business, University of California,
                                                   Berkeley (higher education).

                                                   Mr. Hasler is on the Boards of Aphton Corporation (bio-pharmaceuticals), Mission
                                                   West Properties (commercial real estate), Stratex Networks (network equipment),
                                                   TOUSA (home building), Genitope Corp. (bio- pharmaceuticals), Laudus Trust and
                                                   Laudus Variable Insurance Trust, both of which are managed by CSIM or its affiliates and are included in the Schwab mutual fund complex. 3 Non-Executive
                                                   Chairman, Solectron Corporation (manufacturing).

------------------------------------------------------------------------------------------------------------------------------------
ROBERT G. HOLMES       Family of Funds, 1989;      Chairman, Chief Executive Officer, Director, Semloh Financial, Inc.
1931                   Investments, 1991;          (international financial services and investment advisory firm).
                       Capital Trust, 1993;
                       Annuity Portfolios, 1994.

------------------------------------------------------------------------------------------------------------------------------------
GERALD B. SMITH        2000 (all trusts).          Since 1990, Chairman and Chief Executive Officer and founder of Smith Graham &
1950                                               Co. (investment advisors).

                                                   Mr. Smith is on the Board of Cooper Industries (electrical products, tools and hardware); Chairman, Texas Southern University Foundation; Executive Committee
                                                   and Board Member, MD Anderson Cancer Center; Chairman of the audit committee of
                                                   Northern Border Partners, M.L.P. (energy).

------------------------------------------------------------------------------------------------------------------------------------
DONALD R. STEPHENS     Family of Funds, 1989;      Managing Partner, D.R. Stephens & Co. (investments). Until 1996: Chairman, Chief
1938                   Investments, 1991;          Executive Officer, North American Trust (real estate investment trust).
                       Capital Trust, 1993;
                       Annuity Portfolios, 1994.

------------------------------------------------------------------------------------------------------------------------------------
MICHAEL W. WILSEY      Family of Funds, 1989;      Chairman, Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment
1943                   Investments, 1991;          and management, and other investments).
                       Capital Trust, 1993;
                       Annuity Portfolios, 1994.

3 This includes 10 series of the Laudus Trust and the sole series of the Laudus
  Variable Insurance Trust, both of which are managed by CSIM or its affiliates and are included in the Schwab mutual fund complex.

INTERESTED TRUSTEES

NAME AND               TRUST POSITION(S);
YEAR OF BIRTH          TRUSTEE SINCE               MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB 4    Chairman, Trustee:          Chairman, Chief Executive Officer and Director, The Charles Schwab Corporation,
1937                   Family of Funds, 1989;      Charles Schwab & Co., Inc.; Chairman and Director, Charles Schwab Investment
                       Investments, 1991;          Management, Inc., Charles Schwab Bank, N.A.; Chairman and Chief Executive
                       Capital Trust, 1993;        Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief
                       Annuity Portfolios, 1994.   Executive Officer and Director, Schwab Holdings, Inc.; Director, U.S. Trust
                                                   Company, N.A., U.S. Trust Corporation, United States Trust Company of New York.
                                                   Until 5/03, Co-Chief Executive Officer, The Charles Schwab Corporation.

                                                   Trustee, Charles and Helen Schwab Foundation; Chairman, All Kinds of Minds
                                                   Institute (education), Trustee, Stanford University; Chairman and Director,
                                                   Charles Schwab Foundation; Chairman of the Finance Committee, San Francisco
                                                   Museum of Modern Art.

------------------------------------------------------------------------------------------------------------------------------------
RANDALL W. MERK 4      Trustee, 2005               Executive Vice President and President, Asset Management Products & Services,
1954                   (all trusts).               Charles Schwab & Co., Inc.; Director, Charles Schwab Asset Management (Ireland)
                                                   Limited. From 9/02 to 7/04, President and Chief Executive Officer, Charles Schwab
                                                   Investment Management, Inc. and Executive Vice President, Charles Schwab & Co.,
                                                   Inc. Prior to 9/02, President and Chief Investment Officer, American Century
                                                   Investment Management; Director, American Century Companies, Inc. Until 6/01,
                                                   Chief Investment Officer, Fixed Income, American Century Companies, Inc.

OFFICERS OF THE TRUST

NAME AND
YEAR OF BIRTH          TRUST OFFICE(S) HELD        MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
EVELYN DILSAVER        President, Chief            Executive Vice President, President, Director, Charles Schwab Investment
1955                   Executive Officer           Management, Inc. Vice President, Laudus Trust and Laudus Variable Insurance
                       (all trusts).               Trust. Until 7/04: Senior Vice President, Asset Management Products & Services
                                                   Enterprise. Until 6/03: Executive Vice President, Chief Financial Officer, Chief
                                                   Administrative Officer, U.S. Trust.

------------------------------------------------------------------------------------------------------------------------------------
STEPHEN B. WARD        Senior Vice President,      Senior Vice President, Chief Investment Officer, Director, Charles Schwab
1955                   Chief Investment Officer    Investment Management, Inc.; Chief Investment Officer, The Charles Schwab Trust
                       (all trusts).               Co.

4 In addition to their positions with the investment adviser and the distributor, Messrs. Schwab and Merk also own stock of the Charles Schwab Corporation.

OFFICERS OF THE TRUST continued

NAME AND
YEAR OF BIRTH          TRUST OFFICE(S) HELD        MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
KIMON DAIFOTIS         Senior Vice President,      Senior Vice President and Chief Investment Officer, Fixed Income, Charles Schwab
1959                   Chief Investment Officer    Investment Management, Inc. Until 6/04: Vice President and Senior Portfolio
                       (all trusts).               Manager, Charles Schwab Investment Management, Inc.

------------------------------------------------------------------------------------------------------------------------------------
JEFFREY MORTIMER       Senior Vice President,      Senior Vice President, Chief Investment Officer, Equities, Charles Schwab
1963                   Chief Investment Officer    Investment Management, Inc.; Vice President, Chief Investment Officer, Laudus
                       (all trusts).               Trust and Laudus Variable Insurance Trust. Until 5/04: Vice President and Senior
                                                   Portfolio Manager, Charles Schwab Investment Management, Inc.

------------------------------------------------------------------------------------------------------------------------------------
RANDALL FILLMORE       Chief Compliance            Senior Vice President, Institutional Compliance and Chief Compliance Officer,
1960                   Officer (all trusts).       Charles Schwab Investment Management, Inc.; Chief Compliance Officer, Laudus
                                                   Trust and Laudus Variable Insurance Trust. Until 9/03: Vice President, Charles
                                                   Schwab & Co., Inc. and Charles Schwab Investment Management, Inc. Until 2002:
                                                   Vice President, Internal Audit, Charles Schwab & Co., Inc.

------------------------------------------------------------------------------------------------------------------------------------
KOJI E. FELTON         Secretary (all trusts).     Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab
1961                                               Investment Management, Inc.; Senior Vice President and Deputy General Counsel,
                                                   Charles Schwab & Co., Inc. Prior to 6/98, Branch Chief in Enforcement at U.S.
                                                   Securities and Exchange Commission in San Francisco.

------------------------------------------------------------------------------------------------------------------------------------
GEORGE PEREIRA         Treasurer, Principal        Senior Vice President and Chief Financial Officer, Charles Schwab Investment
1964                   Financial Officer           Management, Inc.; Director, Charles Schwab Asset Management (Ireland) Limited.
                       (all trusts).               From 12/99 to 11/04, Senior Vice President, Financial Reporting, Charles Schwab &
                                                   Co., Inc.

ITEM 2: CODE OF ETHICS.

(a) Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c) During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d) During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1) Registrant has filed this code of ethics as an exhibit pursuant to Item 11(a)(1) of Form N-CSR.

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT.

        Registrant's Board of Trustees has determined that William Hasler, Mariann Byerwalter and Donald Stephens, currently serving on its audit committee, are "audit committee financial experts," as such term is defined in Item 3 of Form N-CSR. Each of these members of Registrant's audit committee is "independent" under the standards set forth in Item 3 of Form N-CSR.

        The designation of each of Messrs. Hasler and Stephens and Ms. Byerwalter as an "audit committee financial expert" pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant's audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant's audit committee or Board of Trustees.

ITEM 4: PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

      Audit Fees

      2005: $69,211           2004: $65,293

(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant's financial statements and are not reported under paragraph (a) above.

      Audit-Related Fees

      For services rendered to Registrant:

      2005: $4,961            2004: $4,719

      Nature of these services: tax provision review.

      In each of the last two fiscal years there were no "Audit-Related Fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

      Tax Fees

      For services rendered to Registrant:

      2005: $8,871            2004: $8,338

      Nature of these services:  preparation and review of tax returns.

      In each of the last two fiscal years there were no "Tax Fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

      All Other Fees

      For services rendered to Registrant:

      2005: $1,875            2004: $1,531

      Nature of these services:  review of the methodology of allocation of
                                 Charles Schwab & Co., Inc. ("Schwab") expenses for purposes of Section 15(c) of the Investment Company Act of 1940.

      In each of the last two fiscal years there were no "All Other Fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1) Registrant's audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant's audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant's principal accountant for services rendered to Registrant, to Registrant's investment adviser, and to any entity controlling, controlled by, or under common control with Registrant's investment adviser that provides ongoing services to Registrant.

    2005: 147,884       2004: $158,260

Although not required to be included in the amounts disclosed under this paragraph (g) or any other paragraph of this Item 4, below are the aggregate fees billed in each of the last two fiscal years by Registrant's principal accountant for tax compliance services rendered to U.S. Trust, an entity under common control with Registrant's investment adviser that DOES NOT provide services to Registrant.

    2005: 4,029,138     2004: $4,233,837

(h) During the past fiscal year, all non-audit services provided by Registrant's principal accountant to either Registrant's investment adviser or to any entity controlling, controlled by, or under common control with Registrant's investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

ITEM 5: AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6: SCHEDULE OF INVESTMENTS.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7: DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8: PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9: PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10: SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11: CONTROLS AND PROCEDURES.

(a) Based on their evaluation of Registrant's disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant's Chief Executive Officer, Evelyn Dilsaver and Registrant's Principal Financial Officer, George Pereira, have concluded that Registrant's disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant's officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant's internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant's internal control over financial reporting.

ITEM 12: EXHIBITS.

(a)(1) Registrant's code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

    (2) Separate certifications for Registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

    (3) Not applicable.

(b) A certification for Registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Annuity Portfolios

By: /s/  Evelyn Dilsaver
   ----------------------------------------------
      Evelyn Dilsaver
      Chief Executive Officer

Date: February 15, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/  Evelyn Dilsaver
   ----------------------------------------------
      Evelyn Dilsaver
      Chief Executive Officer

Date: February 15, 2006

By: /s/  George Pereira
   ----------------------------------------------
      George Pereira
      Principal Financial Officer

Date: February 15, 2006